                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002

                             [LOGO] Smith Barney
                                    Mutual Funds
                   Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
--------------------------------------------------------------------------------

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,
Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Investment Funds Inc. -- Smith Barney Government Securities Fund ("Portfolio"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President
and Chief Executive Officer



1 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

[PHOTO]

Mark Lindbloom

MARK
LINDBLOOM
Vice President and Investment Officer

[PHOTO]

Francis Mustaro

FRANCIS
MUSTARO
Vice President and Investment Officer

Performance Review
For the year ended December 31, 2002, the Portfolio's Class A shares, without sales charges, returned 9.88%. In comparison, the Lehman Brothers Government Bond Index ("Lehman Government Index")/1/ returned 11.50% for the same period. In addition, the Portfolio's Lipper Inc. ("Lipper")/2/ peer group of general U.S. government funds returned an average of 9.83% for the same period.

Investment Strategy
The Portfolio seeks high current return. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself./3/

Portfolio Manager Market and Portfolio Overview
The market for U.S. Treasury securities provided exceptional returns during 2002 as prices on these government issues, which move inversely to the securities' yields, rose to levels not seen in decades.

--------
1The Lehman Government Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2002, calculated among 155 funds in the Lipper general U.S. government funds category with reinvestment of dividends and capital gains, excluding sales charges.
3Government bonds are guaranteed by the full faith and credit of the United
 States government as to timely payment of principal and interest. Government bonds and mortgage-related securities do fluctuate in price, and are subject to interest rate and market risks. The U.S. Government guarantee of principal and interest payments only applies to underlying securities in the Portfolio, not the Portfolio's shares. Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.


2 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. The yields on U.S. Treasury securities rose during this period as government issues in virtually all maturity classifications (e.g., long-term bonds and intermediate-term notes, excluding issues scheduled to mature over shorter-term periods) incurred losses.

In the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the decline in equities during the period. Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration/4/ purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening duration problem, the Federal National Mortgage Association ("Fannie Mae"),/5/ the largest player in the mortgage-backed securities market, helped make the issue front-page news amid reported criticism of the agency. This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to plague the stock markets relentlessly. As the equity market plunged in July, there was a rise in expectations that the U.S. Federal Reserve Board ("Fed") would take action to help redress the situation. Although the Federal Open Market Committee ("FOMC")/6/ at the time had left its target for the federal funds rate ("fed funds rate")/7/ unchanged from the target it established in December 2001, many partic-

--------
4Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
5Federal National Mortgage Association obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.
6The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
7The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

3 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders ipants in the financial markets anticipated that the Fed would reduce rates in August. Equity market volatility ensued and bond yields fell to low levels for the year as the third quarter ended.

In November, the FOMC cut the fed funds rate target by half a percentage point to 1.25%, a level not seen since the Eisenhower administration. As equities rebounded from October lows, corporate spreads/8/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced throughout most of 2002. Many investors, who until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market technicals, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. In terms of market performance, U.S. Treasury bond yields rose irregularly during this quarter (although yields declined toward the end of the year as prices advanced). As for key events during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term Treasuries although negative for longer-term bonds scheduled to mature at later dates.

Portfolio Manager Market and Portfolio Outlook
When the FOMC convened for a meeting on January 28-29, 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Fed reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that, "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., rise in yields) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and negotiations with North Korea over


--------
8Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


4 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.

Thank you for your investment in Smith Barney Investment Funds Inc. -- Smith Barney Government Securities Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Mark Lindbloom                      /s/ Francis Mustaro

Mark Lindbloom                          Francis Mustaro
Vice President and                      Vice President and
Investment Officer                      Investment Officer

January 29, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 12 through 14 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


5 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


            Net Asset Value
           -----------------
           Beginning   End    Income     Return      Total
Year Ended  of Year  of Year Dividends of Capital Returns/(1)+/
---------------------------------------------------------------
 12/31/02   $ 9.52   $10.07    $0.37     $0.00        9.88%
--------------------------------------------------------------
 12/31/01     9.45     9.52     0.45      0.00        5.60
--------------------------------------------------------------
 12/31/00     8.99     9.45     0.55      0.00       11.65
--------------------------------------------------------------
 12/31/99     9.97     8.99     0.49      0.00*      (4.96)
--------------------------------------------------------------
 12/31/98     9.75     9.97     0.55      0.00        8.12
--------------------------------------------------------------
 12/31/97     9.34     9.75     0.60      0.00       11.23
--------------------------------------------------------------
 12/31/96     9.77     9.34     0.59      0.01        1.96
--------------------------------------------------------------
 12/31/95     9.17     9.77     0.69      0.00       14.50
--------------------------------------------------------------
 12/31/94    10.01     9.17     0.49      0.07       (2.76)
--------------------------------------------------------------
 12/31/93     9.69    10.01     0.72      0.00       10.87
--------------------------------------------------------------
 Total                         $5.50     $0.08
--------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

            Net Asset Value
           -----------------
           Beginning   End    Income     Return      Total
Year Ended  of Year  of Year Dividends of Capital Returns/(1)+/
---------------------------------------------------------------
 12/31/02   $ 9.53   $10.08    $0.32     $0.00        9.29%
--------------------------------------------------------------
 12/31/01     9.46     9.53     0.40      0.00        5.05
--------------------------------------------------------------
 12/31/00     9.00     9.46     0.50      0.00       11.06
--------------------------------------------------------------
 12/31/99     9.97     9.00     0.45      0.00*      (5.35)
--------------------------------------------------------------
 12/31/98     9.79     9.97     0.53      0.00        7.44
--------------------------------------------------------------
 12/31/97     9.38     9.79     0.57      0.00       10.82
--------------------------------------------------------------
 12/31/96     9.81     9.38     0.54      0.01        1.42
--------------------------------------------------------------
 12/31/95     9.17     9.81     0.60      0.00       13.87
--------------------------------------------------------------
 12/31/94    10.01     9.17     0.45      0.07       (3.25)
--------------------------------------------------------------
 12/31/93     9.68    10.01     0.67      0.00       10.45
--------------------------------------------------------------
 Total                         $5.03     $0.08
--------------------------------------------------------------


6 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                          Net Asset Value
                         -----------------
                         Beginning   End    Income     Return      Total
  Year Ended              of Year  of Year Dividends of Capital Returns/(1)+/
  ---------------------------------------------------------------------------
  12/31/02                $ 9.53   $10.08    $0.33     $0.00        9.39%
  ---------------------------------------------------------------------------
  12/31/01                  9.45     9.53     0.40      0.00        5.22
  ---------------------------------------------------------------------------
  12/31/00                  8.99     9.45     0.51      0.00       11.10
  ---------------------------------------------------------------------------
  12/31/99                  9.97     8.99     0.45      0.00*      (5.41)
  ---------------------------------------------------------------------------
  12/31/98                  9.78     9.97     0.53      0.00        7.56
  ---------------------------------------------------------------------------
  12/31/97                  9.38     9.78     0.57      0.00       10.75
  ---------------------------------------------------------------------------
  12/31/96                  9.81     9.38     0.55      0.01        1.47
  ---------------------------------------------------------------------------
  12/31/95                  9.17     9.81     0.61      0.00       13.93
  ---------------------------------------------------------------------------
  12/31/94                 10.01     9.17     0.45      0.07       (3.25)
  ---------------------------------------------------------------------------
  Inception** - 12/31/93    9.90    10.01     0.61      0.00        7.36++
  ---------------------------------------------------------------------------
  Total                                      $5.01     $0.08
  ---------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income     Return      Total
Year Ended              of Year  of Year Dividends of Capital Returns/(1)+/
---------------------------------------------------------------------------
12/31/02                 $9.53   $10.08    $0.41     $0.00       10.25%
---------------------------------------------------------------------------
12/31/01                  9.45     9.53     0.48      0.00        6.07
---------------------------------------------------------------------------
12/31/00                  8.99     9.45     0.58      0.00       12.02
---------------------------------------------------------------------------
12/31/99                  9.97     8.99     0.53      0.00*      (4.61)
---------------------------------------------------------------------------
12/31/98                  9.76     9.97     0.59      0.00        8.42
---------------------------------------------------------------------------
12/31/97                  9.34     9.76     0.63      0.00       11.73
---------------------------------------------------------------------------
Inception** - 12/31/96    9.71     9.34     0.56      0.01        2.30++
---------------------------------------------------------------------------
Total                                      $3.78     $0.01
---------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income     Return      Total
Year Ended              of Year  of Year Dividends of Capital Returns/(1)+/
---------------------------------------------------------------------------
12/31/02                 $9.52   $10.07    $0.41     $0.00       10.26%
---------------------------------------------------------------------------
12/31/01                  9.44     9.52     0.48      0.00        6.07
---------------------------------------------------------------------------
12/31/00                  8.99     9.44     0.58      0.00       11.91
---------------------------------------------------------------------------
Inception** - 12/31/99    9.97     8.99     0.53      0.00*      (4.61)++
---------------------------------------------------------------------------
Total                                      $2.00     $0.00
---------------------------------------------------------------------------


7 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                          Net Asset Value
                         -----------------
                         Beginning   End    Income     Return      Total
  Year Ended              of Year  of Year Dividends of Capital Returns/(1)+/
  ---------------------------------------------------------------------------
  12/31/02                 $9.53   $10.08    $0.38     $0.00       10.00%
  ---------------------------------------------------------------------------
  12/31/01                  9.47     9.53     0.45      0.02        5.74
  ---------------------------------------------------------------------------
  Inception** - 12/31/00    9.17     9.47     0.20      0.00        5.47++
  ---------------------------------------------------------------------------
  Total                                      $1.03     $0.02
  ---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                         Without Sales Charges/(1)/
                               -----------------------------------------------
                               Class A Class B Class L Class Y Class Z Class 1
  ----------------------------------------------------------------------------
  Year Ended 12/31/02           9.88%   9.29%   9.39%   10.25%  10.26%  10.00%
  ----------------------------------------------------------------------------
  Five Years Ended 12/31/02     5.89    5.33    5.40     6.26     N/A     N/A
  ----------------------------------------------------------------------------
  Ten Years Ended 12/31/02      6.43    5.90     N/A      N/A     N/A     N/A
  ----------------------------------------------------------------------------
  Inception** through 12/31/02  6.58    7.46    5.72     6.54    5.72    9.29
  ----------------------------------------------------------------------------

                                           With Sales Charges/(2)/
                               -----------------------------------------------
                               Class A Class B Class L Class Y Class Z Class 1
  ----------------------------------------------------------------------------
  Year Ended 12/31/02           4.92%   4.79%   7.26%   10.25%  10.26%  2.58%
  ----------------------------------------------------------------------------
  Five Years Ended 12/31/02     4.92    5.17    5.19     6.26     N/A    N/A
  ----------------------------------------------------------------------------
  Ten Years Ended 12/31/02      5.94    5.90     N/A      N/A     N/A    N/A
  ----------------------------------------------------------------------------
  Inception** through 12/31/02  6.10    7.46    5.61     6.54    5.72   6.04
  ----------------------------------------------------------------------------


8 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)



                                              Without Sales Charges/(1)/
       -----------------------------------------------------------------
       Class A (12/31/92 through 12/31/02)              86.52%
       -----------------------------------------------------------------
       Class B (12/31/92 through 12/31/02)              77.44
       -----------------------------------------------------------------
       Class L (Inception** through 12/31/02)           73.48
       -----------------------------------------------------------------
       Class Y (Inception** through 12/31/02)           54.85
       -----------------------------------------------------------------
       Class Z (Inception** through 12/31/02)           24.84
       -----------------------------------------------------------------
       Class 1 (Inception** through 12/31/02)           22.68
       -----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 4.50%,1.00% and 6.75%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L, Y, Z and 1 shares are November 6, 1992, March 20, 1984, February 4, 1993, February 7, 1996, January 4, 1999 and September 12, 2000, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


9 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



  Value of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index and Lipper General
                      U.S. Government Peer Group Average+

--------------------------------------------------------------------------------
                        December 1992 -- December 2002

                                    [CHART]

           Smith Barney           Lehman Brothers        Lipper General U.S.
        Government Securities       Government            Government Peer
Date   Fund - Class B Shares        Bond Index             Group Average
---------------------------------------------------------------------------
12/92     $10,000                   $10,000                $10,000
12/93      11,045                    11,066                 10,928
12/94      10,694                    10,692                 10,445
12/95      12,177                    12,652                 12,305
12/96      12,350                    13,004                 12,515
12/97      13,686                    14,251                 13,635
12/98      14,704                    15,654                 14,731
12/99      13,917                    15,305                 14,291
12/00      15,456                    17,331                 15,956
12/01      16,236                    18,810                 17,000
12/02      17,744                    20,973                 18,675





+Hypothetical illustration of $10,000 invested in Class B shares on December
 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Portfolio's peer group of 155 mutual funds investing in U.S. Government securities as of December 31, 2002. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The perfor- mance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


10 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                             PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
         [CHART]

Asset-Backed Securities                4.8%
Short-Term Investments                20.5%
U.S. Government Obligations           13.4%
U.S. Government Agencies              53.4%
Collateralized Mortgage Obligations    7.9%

U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States government, its agencies or instrumentalities and include such instruments as Treasury bills, notes and bonds.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.



--------
* All information is as of December 31, 2002. Please note that Portfolio holdings and their weightings are subject to change.


11 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002


    FACE
   AMOUNT                        SECURITY                         VALUE
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 13.4%
             U.S. Treasury Notes:
$  5,000,000   3.000% due 2/29/04                             $    5,101,175
  10,000,000   4.875% due 2/15/12                                 10,862,110
             U.S. Treasury Bonds:
  23,600,000   7.250% due 5/15/16 (a)                             30,226,455
  14,100,000   9.000% due 11/15/18                                20,996,888
  10,500,000   7.250% due 8/15/22                                 13,668,459
  25,500,000   6.125% due 11/15/27                                29,802,130
             U.S. Treasury Strips:
  22,100,000   Zero coupon due 8/15/13                            13,875,839
  38,300,000   Zero coupon due 11/15/13                           23,684,299
----------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost -- $136,061,646)                              148,217,355
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 53.4%
U.S. Government Agency Pass-Throughs -- 39.3%
             Federal Home Loan Mortgage Corp. (FHLMC):
  11,071,304   15 Year, 6.500% due 6/1/16 (a)(b)                  11,711,876
  15,000,000   15 Year, 5.000% due 1/15/18 (c)                    15,365,625
   7,185,338   30 Year, 6.000% due 1/1/32 (b)                      7,447,898
  24,931,251   30 Year, 6.500% due 3/1/32 (a)(b)                  25,988,978
  22,796,190   30 Year, 7.000% due 7/1/32 (a)(b)                  23,967,302
  24,500,000   30 Year, 5.500% due 1/15/33 (c)                    24,974,688
  28,250,000   30 Year, 6.500% due 1/15/33 (c)                    29,424,127
             Federal National Mortgage Association (FNMA):
       2,360   15 Year, 7.000% due 7/1/03 (b)                          2,397
   6,979,732   15 Year, 5.500% due 12/1/16 (b)                     7,248,869
  25,915,662   15 Year, 6.000% due 5/1/17 (a)                     27,126,988
  10,000,000   15 Year, 5.000% due 1/15/18 (c)                    10,243,750
  15,000,000   15 Year, 5.500% due 1/15/18 (c)                    15,543,750
  20,412,798   30 Year, 7.500% due 4/1/32 (b)                     21,686,418
  21,303,829   30 Year, 7.000% due 5/1/32 (b)                     22,416,872
  44,139,046   30 Year, 6.000% due 7/1/32 (b)                     45,704,941
  10,593,377   30 Year, 6.500% due 7/1/32 (b)                     11,038,253
  10,000,000   30 Year, 5.500% due 1/15/33 (c)                    10,200,000
  25,500,000   30 Year, 6.000% due 1/15/33 (c)                    26,360,625
  45,000,000   30 Year, 6.500% due 1/15/33 (c)                    46,856,250
  20,000,000   30 Year, 4.500% due 2/15/33 (d)                    20,235,140
             Government National Mortgage Association (GNMA):
      53,412   30 Year, 8.500% due 4/15/30                            58,024
  16,150,807   30 Year, 7.000% due 11/15/31 (b)                   17,136,029
   5,375,933   30 Year, 7.500% due 2/15/32 (b)                     5,738,017
   6,425,281   30 Year, 6.500% due 5/15/32 (b)                     6,750,335
----------------------------------------------------------------------------
                                                                 433,227,152
----------------------------------------------------------------------------


                      See Notes to Financial Statements.



12 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

    FACE
   AMOUNT                                  SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------
U.S. Government Agency Notes -- 14.1%
             Federal Home Loan Bank (FHLB):
$ 10,500,000   3.375% due 5/14/04 (a)                                              $   10,770,417
  12,000,000   7.125% due 2/15/05 (a)                                                  13,307,736
             Federal Home Loan Mortgage Corp. (FHLMC):
  18,000,000   3.750% due 4/15/04 (a)                                                  18,541,116
  31,000,000   3.250% due 11/15/04 (a)                                                 31,882,942
  20,000,000   5.875% due 3/21/11 (a)                                                  21,969,920
             Federal National Mortgage Association (FNMA):
  17,000,000   4.750% due 1/2/07                                                       18,049,495
  34,300,000   6.625% due 11/15/10                                                     40,335,565
-------------------------------------------------------------------------------------------------
                                                                                      154,857,191
-------------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $571,370,968)                                                   588,084,343
-------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%
  16,774,357 CS First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1,
              7.500% due 5/25/32                                                       17,662,140
  17,500,000 Fannie Mae Whole Loan, Series 2002-W10, Class A4,
              5.700% due 8/25/42 (a)                                                   17,894,672
  19,587,117 FHLMC Structured Pass-Through Securities, Series T-51, Class 1A,
              6.500% due 9/25/43 (a)                                                   20,639,924
             Freddie Mac:
     230,686   Series 2081, Class PB, 6.250% due 6/15/24                                  234,578
     270,951   Series 2121, Class QF, 6.000% due 1/15/24                                  277,398
  10,000,000   Series 2334, Class KB, 6.500% due 5/15/28                               10,681,507
   9,841,706   Series 2369, Class A, 6.500% due 7/15/28                                10,080,346
   9,362,000 Washington Mutual Mortgage Pass-Through Certificates,
              Series 2002-AR15, Class A3, 4.070% due 12/25/32                           9,599,022
-------------------------------------------------------------------------------------------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost -- $86,241,415)                                                     87,069,587
-------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.8%
  25,414,000 Countrywide Asset-Backed Certificates, Series 2001-BC1, Class A5,
              7.080% due 11/25/31                                                      27,353,078
  15,000,000 DaimlerChrysler Auto Trust, Series 2001-D, Class A3,
              3.150% due 11/6/05 (a)                                                   15,233,687
  10,000,000 Fannie Mae REMIC Trust, Series 2002-W12, Class AF3,
              3.462% due 2/25/33                                                       10,075,000
     625,231 Green Tree Home Improvement Loan Trust, Series 1998-D,
              Class HEM1, 6.710% due 8/15/29                                              658,231
-------------------------------------------------------------------------------------------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $52,788,573)                                                     53,319,996
-------------------------------------------------------------------------------------------------
             TOTAL SUB-TOTAL INVESTMENTS
             (Cost -- $846,462,602)                                                   876,691,281
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


13 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

    FACE
   AMOUNT                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.5%
AGENCY DISCOUNT NOTES -- 6.8%
$  75,000,000 Federal Home Loan Bank Discount Notes due 3/14/03
               (Cost -- $74,809,500)                                           $   74,809,500
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.7%
  150,759,000 UBS PaineWebber Inc., 1.250% due 1/2/03; Proceeds at maturity --
               $150,769,469; (Fully collateralized by Fannie Mae and Federal
               Home Loan Bank Notes, 4.100% to 6.375% due
               9/13/07 to 6/15/09; Market value -- $153,780,200)
               (Cost -- $150,759,000)                                             150,759,000
---------------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost -- $225,568,500)                                              225,568,500
---------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $1,072,031,102*)                                        $1,102,259,781
---------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for to-be-announced securities and mortgage dollar rolls.
(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c) Mortgage dollar roll (See Note 9).
(d) Security is traded on a "to-be-announced" basis (See Note 8).
 * Aggregate cost for Federal income tax purposes is $1,072,031,143.

14 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders


                      See Notes to Financial Statements.

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002


ASSETS:
  Investments, at value (Cost -- $846,462,602)                                    $  876,691,281
  Short-term investments, at value (Cost -- $225,568,500)                            225,568,500
  Cash                                                                                       439
  Receivable for securities sold                                                      48,485,711
  Interest receivable                                                                  5,055,914
  Receivable for Fund shares sold                                                      2,383,001
------------------------------------------------------------------------------------------------
  Total Assets                                                                     1,158,184,846
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                                   233,599,646
  Payable for Fund shares purchased                                                      718,795
  Investment advisory fee payable                                                        308,379
  Distribution fees payable                                                              198,387
  Administration fee payable                                                             147,503
  Accrued expenses                                                                       156,608
------------------------------------------------------------------------------------------------
  Total Liabilities                                                                  235,129,318
------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $  923,055,528
------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                     $       91,617
  Capital paid in excess of par value                                                973,453,126
  Undistributed net investment income                                                  1,959,319
  Accumulated net realized loss from security transactions and futures contracts     (82,677,213)
  Net unrealized appreciation of investments                                          30,228,679
------------------------------------------------------------------------------------------------
Total Net Assets                                                                  $  923,055,528
------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                             39,207,181
  Class B                                                                             13,112,110
  Class L                                                                              3,141,764
  Class Y                                                                             12,859,881
  Class Z                                                                             11,351,244
  Class 1                                                                             11,944,727
Net Asset Value:
  Class A (and redemption price)                                                          $10.07
  Class B *                                                                               $10.08
  Class L **                                                                              $10.08
  Class Y (and redemption price)                                                          $10.08
  Class Z (and redemption price)                                                          $10.07
  Class 1 (and redemption price)                                                          $10.08
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)                       $10.54
  Class L (net asset value plus 1.01% of net asset value per share)                       $10.18
  Class 1 (net asset value plus 7.24% of net asset value per share)                       $10.81
------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



15 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Interest                                                   $40,242,261
----------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                             2,915,878
  Distribution fees (Note 2)                                   1,801,125
  Administration fee (Note 2)                                  1,666,216
  Shareholder and system servicing fees                          715,449
  Custody                                                         67,912
  Registration fees                                               66,312
  Shareholder communications                                      57,626
  Directors' fees                                                 39,644
  Audit and legal                                                 29,446
  Other                                                            8,088
----------------------------------------------------------------------
  Total Expenses                                               7,367,696
----------------------------------------------------------------------
Net Investment Income                                         32,874,565
----------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Gain From:
   Security transactions (excluding short-term securities)    17,454,624
   Futures contracts                                             187,586
----------------------------------------------------------------------
  Net Realized Gain                                           17,642,210
----------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                           1,938,681
   End of year                                                30,228,679
----------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                     28,289,998
----------------------------------------------------------------------
Net Gain on Investments                                       45,932,208
----------------------------------------------------------------------
Increase in Net Assets From Operations                       $78,806,773
----------------------------------------------------------------------


                      See Notes to Financial Statements.



16 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                                  For the Years Ended December 31,
                                                                          2002           2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $  32,874,565  $  36,735,525
  Net realized gain                                                     17,642,210     32,371,372
  Increase (decrease) in net unrealized appreciation                    28,289,998    (25,221,590)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                78,806,773     43,885,307
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                (32,119,609)   (38,309,509)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                       (32,119,609)   (38,309,509)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                                     304,024,732    162,260,061
  Net asset value of shares issued for reinvestment of dividends        22,216,097     23,531,062
  Cost of shares reacquired                                           (223,716,827)  (236,786,279)
--------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                             102,524,002    (50,995,156)
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      149,211,166    (45,419,358)

NET ASSETS:
  Beginning of year                                                    773,844,362    819,263,720
--------------------------------------------------------------------------------------------------
  End of year*                                                       $ 923,055,528  $ 773,844,362
--------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $1,959,319        $(4,295)
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



17 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Premier Selections Large Cap, Smith Barney Premier Selections All Cap Growth, Smith Barney Premier Selections Global Growth, Smith Barney Group Spectrum and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting prin-


18 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders ciples generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $844,093 was reclassified from paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an investment advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% on the next $2 billion, 0.25% on the next $2 billion, 0.20% on the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended December 31, 2002, the Portfolio paid transfer agent fees of $333,704 to CTB.


19 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50%, 1.00% and 6.75% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB and its affiliates received sales charges of approximately $181,000, $1,305,000 and $110,000 on sales of the Portfolio's Class 1, A and L shares, respectively. In addition, for the year ended December 31, 2002, CDSCs paid to SSB and its affiliates were approximately $1,000, $319,000 and $10,000 for Class A, Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class to SSB. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively to SSB. For the year ended December 31, 2002, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
-------------------------------------------------
Distribution Plan Fees $895,337 $735,227 $170,561
-------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

20 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities and proceeds from paydowns) were as follows:

     ---------------------------------------------------------------------
     Purchases                                               $2,419,525,970
     ---------------------------------------------------------------------
     Sales                                                    2,283,960,575
     ---------------------------------------------------------------------

At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

      --------------------------------------------------------------------
      Gross unrealized appreciation                           $30,240,793
      Gross unrealized depreciation                               (12,155)
      --------------------------------------------------------------------
      Net unrealized appreciation                             $30,228,638
      --------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended December 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.


21 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Port-
 folio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Portfolio did not hold any futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Portfolio did not hold any purchased call or put option contracts.


22 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

8. Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2002, the Portfolio held TBA securities with a cost of $20,235,156.


23 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

9. Mortgage Dollar Rolls

The Portfolio enters into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At December 31, 2002, the Portfolio had outstanding net contracts to repurchase mortgage-backed securities of $136,251,799 and $40,844,184 for scheduled settlements on January 14, 2003 and January 21, 2003, respectively.

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Portfolio did not have any securities on loan.

11. Capital Loss Carryforward

At December 31, 2002, the Portfolio had, for Federal tax purposes, approximately $82,250,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


24 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                    2006        2007        2008
            --------------------------------------------------------
            Carryforward Amounts $14,996,000 $50,896,000 $16,358,000
            --------------------------------------------------------

12. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

------------------------------------------
Undistributed ordinary income   $1,963,614
------------------------------------------
Accumulated capital losses    (82,250,304)
------------------------------------------
Unrealized appreciation         30,228,638
------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation for the Fund is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

-----------------------------------
Ordinary income         $32,119,609
Long term capital gains          --
-----------------------------------
Total                   $32,119,609
-----------------------------------

13. Capital Shares

At December 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


25 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                  December 31, 2002         December 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                   11,765,732  $115,264,496   6,958,583  $ 66,445,408
Shares issued on reinvestment  1,045,332    10,216,610   1,185,034    11,266,186
Shares reacquired             (8,667,068)  (84,578,379) (8,123,645)  (77,502,556)
---------------------------------------------------------------------------------
Net Increase                   4,143,996  $ 40,902,727      19,972  $    209,038
---------------------------------------------------------------------------------
Class B
Shares sold                    8,212,763  $ 80,812,309   4,287,472  $ 41,092,911
Shares issued on reinvestment    267,043     2,621,374     221,287     2,107,691
Shares reacquired             (3,506,134)  (34,284,481) (2,805,790)  (26,815,401)
---------------------------------------------------------------------------------
Net Increase                   4,973,672  $ 49,149,202   1,702,969  $ 16,385,201
---------------------------------------------------------------------------------
Class L
Shares sold                    2,249,801  $ 22,105,224   1,883,279  $ 18,031,405
Shares issued on reinvestment     61,236       601,116      43,880       418,233
Shares reacquired             (1,002,339)   (9,865,845)   (919,889)   (8,786,332)
---------------------------------------------------------------------------------
Net Increase                   1,308,698  $ 12,840,495   1,007,270  $  9,663,306
---------------------------------------------------------------------------------
Class Y
Shares sold                    1,338,770  $ 13,282,642      66,916  $    632,120
Shares issued on reinvestment     16,486       164,445         822         7,816
Shares reacquired             (3,900,296)  (38,370,485) (8,882,553)  (84,287,340)
---------------------------------------------------------------------------------
Net Decrease                  (2,545,040) $(24,923,398) (8,814,815) $(83,647,404)
---------------------------------------------------------------------------------
Class Z
Shares sold                    6,176,133  $ 60,506,442   3,204,928  $ 30,716,546
Shares issued on reinvestment    411,778     4,027,937     390,788     3,715,947
Shares reacquired             (3,782,698)  (37,014,429) (1,832,132)  (17,530,830)
---------------------------------------------------------------------------------
Net Increase                   2,805,213  $ 27,519,950   1,763,584  $ 16,901,663
---------------------------------------------------------------------------------
Class 1
Shares sold                    1,226,438  $ 12,053,619     559,141  $  5,341,671
Shares issued on reinvestment    469,212     4,584,615     631,613     6,015,189
Shares reacquired             (2,009,905)  (19,603,208) (2,290,678)  (21,863,820)
---------------------------------------------------------------------------------
Net Decrease                    (314,255) $ (2,964,974) (1,099,924) $(10,506,960)
---------------------------------------------------------------------------------

26 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)/ 1998/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 9.52    $ 9.45    $ 8.99    $ 9.97     $ 9.75
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.38      0.43      0.55      0.49       0.51
  Net realized and unrealized gain (loss)      0.54      0.09      0.46     (0.98)      0.26
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.92      0.52      1.01     (0.49)      0.77
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.37)    (0.45)    (0.55)    (0.49)     (0.55)
  Capital                                        --        --        --     (0.00)*       --
---------------------------------------------------------------------------------------------
Total Distributions                           (0.37)    (0.45)    (0.55)    (0.49)     (0.55)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.07    $ 9.52    $ 9.45    $ 8.99     $ 9.97
---------------------------------------------------------------------------------------------
Total Return                                   9.88%     5.60%    11.65%    (4.96)%     8.12%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $394,928  $333,878  $331,125  $288,133   $347,622
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                        3.91%     4.50%     6.12%     5.21%      5.15%
  Operating expenses                           0.91      0.96      0.92      0.93       0.92
  Interest expense                               --        --        --      0.01       0.08
  Total expenses                               0.91      0.96      0.92      0.94       1.00
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         280%      447%      280%      161%       334%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


27 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 9.53  $   9.46   $ 9.00    $ 9.97    $ 9.79
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.33      0.37     0.50      0.45      0.45
  Net realized and unrealized gain (loss)      0.54      0.10     0.46     (0.97)     0.26
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.87      0.47     0.96     (0.52)     0.71
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.32)    (0.40)   (0.50)    (0.45)    (0.53)
  Capital                                        --        --       --     (0.00)*      --
--------------------------------------------------------------------------------------------
Total Distributions                           (0.32)    (0.40)   (0.50)    (0.45)    (0.53)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.08    $ 9.53   $ 9.46    $ 9.00    $ 9.97
--------------------------------------------------------------------------------------------
Total Return                                   9.29%     5.05%   11.06%    (5.35)%    7.44%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $132,232   $77,569  $60,863   $65,989   $92,082
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                        3.41%     3.94%    5.62%     4.72%     4.64%
  Operating expenses                           1.42      1.48     1.44      1.41      1.43
  Interest expense                               --        --       --      0.01      0.08
  Total expenses                               1.42      1.48     1.44      1.42      1.51
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         280%      447%     280%      161%      334%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


28 Smith Barney Government Securities Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND



            DIRECTORS                INVESTMENT ADVISER
            Paul R. Ades             AND ADMINISTRATOR
            Herbert Barg             Smith Barney Fund
            Dwight B. Crane           Management LLC
            R. Jay Gerken, Chairman
            Frank G. Hubbard         DISTRIBUTORS
            Jerome H. Miller         Salomon Smith Barney Inc.
            Ken Miller               PFS Distributors, Inc.

            OFFICERS                 CUSTODIAN
            R. Jay Gerken            State Street Bank and
            President and             Trust Company
            Chief Executive Officer
                                     TRANSFER AGENT
            Lewis E. Daidone         Citicorp Trust Bank, fsb.
            Senior Vice President    125 Broad Street, 11th Floor
            and Chief Administrative New York, New York 10004
            Officer
                                     SUB-TRANSFER AGENTS
            Richard L. Peteka        PFPC Global Fund Services
            Chief Financial Officer  P.O. Box 9699
            and Treasurer            Providence, Rhode Island
                                     02940-9699
            Mark Lindbloom
            Vice President and       Primerica Shareholder Services
            Investment Officer       P.O. Box 9662
                                     Providence, Rhode Island
            Francis Mustaro          02940-9662
            Vice President and
            Investment Officer

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Government Securities Fund





  This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Government Securities Fund. But it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


 [LOGO] Salomon Smith Barney
 A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0316 2/03                                                            03-4486

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]

Alan Blake
                               ALAN J. BLAKE
                               PORTFOLIO MANAGER


         [GRAPHIC] Classic Series



 Annual Report . December 31, 2002

 SMITH BARNEY
 PEACHTREE GROWTH FUND

      ALAN J. BLAKE

      Alan J. Blake has more than 25 years of securities business experience and has managed the Fund since December 11, 2002.

      Education: BS from Lehigh University, MS from the State University of New York.

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies with large market capitalizations.

      FUND FACTS

      FUND INCEPTION
      -----------------
      July 3, 1995

      MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      25 Years

                                       CLASS A CLASS B CLASS L
                  --------------------------------------------
                  NASDAQ               SBOAX   SBOBX   SBOLX
                  --------------------------------------------
                  INCEPTION            7/3/95  7/3/95  8/8/95
                  --------------------------------------------

Average Annual Total Returns as of December 31, 2002*

                                  Without Sales Charges/(1)/
                               Class A/(2)/ Class B/(2)/ Class L
              ---------------------------------------------------
              One-Year           (33.62)%     (34.12)%   (34.61)%
              ---------------------------------------------------
              Five-Year           (9.24)       (9.97)    (10.29)
              ---------------------------------------------------
              Since Inception+    (0.27)       (0.98)     (3.87)
              ---------------------------------------------------

                                   With Sales Charges/(3)/
                               Class A/(2)/ Class B/(2)/ Class L
              ---------------------------------------------------
              One-Year           (36.95)%     (37.41)%   (35.93)%
              ---------------------------------------------------
              Five-Year          (10.18)      (10.09)    (10.46)
              ---------------------------------------------------
              Since Inception+    (0.86)       (0.98)     (4.00)
              ---------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSCs") with respect to Class B and L shares.

/(2)/ Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

/(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    + Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.


What's Inside
Letter From the Chairman ..................................................... 1
Letter From the Manager ...................................................... 2
Historical Performance........................................................ 5
Fund at a Glance ............................................................. 7
Schedule of Investments ...................................................... 8
Statement of Assets and Liabilities.......................................... 10
Statement of Operations...................................................... 11
Statements of Changes in Net Assets.......................................... 12
Notes to Financial Statements................................................ 13
Financial Highlights......................................................... 18
Independent Auditors' Report................................................. 20
Additional Information....................................................... 21

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./R/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN
Chairman, President and Chief Executive Officer



Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Investment Funds Inc. -- Smith Barney Peachtree Growth Fund ("Portfolio"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's manager through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Portfolio for the year ended December 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer



   1 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

Special Shareholder Notice

Effective December 11, 2002, Alan J. Blake, investment officer of Smith Barney Fund Management LLC (the "manager") and managing director of Salomon Smith Barney Inc., is responsible for the day-to-day management of the Portfolio. Mr. Blake has more than 25 years of securities business experience.

Also, on January 30, 2003, the Portfolio's Board of Directors approved a proposed reorganization pursuant to which the Smith Barney Large Capitalization Growth Fund ("Large Cap Growth Fund") would acquire the assets and assume the liabilities of the Portfolio in exchange for shares of the Large Cap Growth Fund equal in value to their shares of the Portfolio in accordance with the terms of the reorganization. The Portfolio's shareholders would not be charged a sales load when Large Cap Growth Fund shares are issued to them and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of the reorganization.

Shareholders will be permitted to exchange their shares of the Portfolio for shares of other available Smith Barney Funds, or to redeem their shares of the Portfolio. For those Portfolio shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by shareholders, until the Portfolio's liquidation date.

For those Portfolio shareholders who have elected to invest in the Portfolio through a systematic investment plan or payroll deduction, those programs will be terminated as of the close of business January 30, 2003.

Proxy materials describing the proposed reorganization will be mailed to the Portfolio's shareholders of record on February 21, 2003, on or about March 7, 2003, in anticipation of a meeting of the shareholders expected to be held on April 28, 2003.

Performance Review

For the year ended December 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 33.62%. In comparison, the S&P 500 Index/1/ returned negative 22.09% for the same period.

Portfolio Manager Market Overview

The past year was a very difficult one for equity investors, and the third calendar quarter of 2002 was the worst three-month period for equity markets since the fourth quarter of 1987. We believe, however, that the third quarter of 2002 marked the end of the latter phase of the bear market. If the late 1990s was a period marked by irrational exuberance in the stock market, where stocks detached from underlying fundamentals on the upside, we believe that in 2002, we witnessed the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from the fundamentals on the downside. When market sentiment becomes so overwhelmingly negative, while equity liquidations peak and it seems that nothing in the market is working, we believe history would indicate that we have reached the end of a decline.

--------
1 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

   2 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

Portfolio Manager Portfolio Overview

All of the Portfolio's underperformance during the period was the result of stock selection, offsetting a modest positive contribution from sector allocation. Healthcare and technology stocks detracted from the Portfolio's performance, offsetting the positive impact of the Portfolio's holdings in consumer staples stocks. Within the healthcare sector, Laboratory Corp. of America, Tenet Health Care and HCA Inc. negatively impacted results. Within the technology sector, semiconductor stocks like Texas Instruments Inc. and National Semiconductor Corp. detracted from performance. However, within the consumer staples sector, the Portfolio's holdings in Dial Corp., The Clorox Co., Campbell Soup and Sara Lee Corp. contributed positively to performance.

Portfolio Manager Market and Portfolio Outlook

We believe that the U.S. economy will strengthen as we move into 2003. We feel that U.S. monetary policy is extremely accommodative, refinancings are at record levels, interest rates and inflation both remain low. As bad as the business news may appear, we do not feel that corporate earnings are falling off a cliff. While difficulties remain in certain sectors (technology and telecommunications, most prominently), we feel that the majority of businesses are slowly recovering. The unknown factor in this scenario is consumer confidence, which is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and should have a decreased effect on stock market valuations.

In our opinion, this has been a very painful decline, on a par with that of 1973-1974. However, we feel the situation has created values that have not been available in some time. A number of blue chip companies in which we would typically invest are now trading at levels we have not seen in over a decade.

We remain convinced in our belief that a portfolio of leadership position companies, with balance sheet strength and strong management could be a rewarding investment over the next cycle.

We assumed portfolio management responsibilities for the Portfolio near the end of the period, in December of 2002. At the close of the period, our view of the market had grown more positive than it was at the start of the year. Accordingly, we have increased the Portfolio's weightings in some of the more aggressive sectors, such as technology, and we have slightly decreased weightings in some of the more defensive sectors, including consumer stocks and pharmaceuticals. We expect 2003 to be the first year in a new bull market cycle, and we want the Portfolio to be positioned in the "best of the breed" within the sectors the Portfolio invests in, with an emphasis on balance sheet strength and market share gains.

  3 Smith Barney Peachtree Growth Fund  | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Investment Funds Inc. -- Smith Barney Peachtree Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Alan J. Blake
Alan J. Blake
Vice President and
Investment Officer
January 15, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 8 and 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

   4 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $ 8.15   $ 5.41    $0.00      $ 0.00       $0.00       (33.62)%
----------------------------------------------------------------------------------------
12/31/01                 11.20     8.15     0.00        0.00        0.00       (27.23)
----------------------------------------------------------------------------------------
12/31/00                 19.10    11.20     0.00        4.39        0.02       (20.13)
----------------------------------------------------------------------------------------
12/31/99                 17.71    19.10     0.00        2.09        0.00        19.88
----------------------------------------------------------------------------------------
12/31/98                 13.41    17.71     0.00        0.13        0.00        33.13
----------------------------------------------------------------------------------------
12/31/97                 13.80    13.41     0.00        1.07        0.00         5.18
----------------------------------------------------------------------------------------
12/31/96                 14.31    13.80     0.11        2.26        0.00        13.96
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36    14.31     0.02        0.93        0.00        14.61++
----------------------------------------------------------------------------------------
Total                                      $0.13      $10.87       $0.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $ 7.65   $ 5.04    $0.00      $ 0.00       $0.00       (34.12)%
----------------------------------------------------------------------------------------
12/31/01                 10.61     7.65     0.00        0.00        0.00       (27.90)
----------------------------------------------------------------------------------------
12/31/00                 18.50    10.61     0.00        4.39        0.02       (20.74)
----------------------------------------------------------------------------------------
12/31/99                 17.35    18.50     0.00        2.09        0.00        18.88
----------------------------------------------------------------------------------------
12/31/98                 13.24    17.35     0.00        0.13        0.00        32.11
----------------------------------------------------------------------------------------
12/31/97                 13.74    13.24     0.00        1.07        0.00         4.40
----------------------------------------------------------------------------------------
12/31/96                 14.27    13.74     0.02        2.26        0.00        13.12
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36    14.27     0.00        0.93        0.00        14.15++
----------------------------------------------------------------------------------------
Total                                      $0.02      $10.87       $0.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $ 7.60   $ 4.97    $0.00      $ 0.00       $0.00       (34.61)%
----------------------------------------------------------------------------------------
12/31/01                 10.57     7.60     0.00        0.00        0.00       (28.10)
----------------------------------------------------------------------------------------
12/31/00                 18.54    10.57     0.00        4.39        0.02       (21.19)
----------------------------------------------------------------------------------------
12/31/99                 17.41    18.54     0.00        2.09        0.00        18.67
----------------------------------------------------------------------------------------
12/31/98                 13.28    17.41     0.00        0.13        0.00        32.17
----------------------------------------------------------------------------------------
12/31/97                 13.78    13.28     0.00        1.07        0.00         4.38
----------------------------------------------------------------------------------------
12/31/96                 14.29    13.78     0.02        2.26        0.00        13.24
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   14.05    14.29     0.00        0.93        0.00         8.69++
----------------------------------------------------------------------------------------
Total                                      $0.02      $10.87       $0.02
----------------------------------------------------------------------------------------



   5 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                                Net Asset Value
                               -----------------
                               Beginning   End    Income   Capital Gain    Return       Total
Year Ended                      of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
--------------------------------------------------------------------------------------------------
12/31/02                        $ 8.37   $ 5.60    $0.00       $0.00       $0.00       (33.09)%
------------------------------------------------------------------------------------------------
12/31/01                         11.40     8.37     0.00        0.00        0.00       (26.58)
------------------------------------------------------------------------------------------------
12/31/00                         19.29    11.40     0.00        4.39        0.02       (19.88)
------------------------------------------------------------------------------------------------
12/31/99                         17.79    19.29     0.00        2.09        0.00        20.41
------------------------------------------------------------------------------------------------
12/31/98                         13.42    17.79     0.00        0.13        0.00        33.62
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97           14.86    13.42     0.00        1.07        0.00        (2.25)++
------------------------------------------------------------------------------------------------
Total                                              $0.00       $7.68       $0.02
------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                                              Without Sales Charges/(1)/
                                                       -----------------------------------------
                                                       Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Year Ended 12/31/02                                      (33.62)%     (34.12)%   (34.61)% (33.09)%
-----------------------------------------------------------------------------------------------
Five Years Ended 12/31/02                                 (9.24)       (9.97)    (10.29)   (8.73)
-----------------------------------------------------------------------------------------------
Inception* through 12/31/02                               (0.27)       (0.98)     (3.87)   (8.79)
-----------------------------------------------------------------------------------------------
                                                                With Sales Charges/(3)/
                                                       -----------------------------------------
                                                       Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Year Ended 12/31/02                                      (36.95)%     (37.41)%   (35.93)% (33.09)%
-----------------------------------------------------------------------------------------------
Five Years Ended 12/31/02                                (10.18)      (10.09)    (10.46)   (8.73)
-----------------------------------------------------------------------------------------------
Inception* through 12/31/02                               (0.86)       (0.98)     (4.00)   (8.79)
-----------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                                                     Without Sales Charges/(1)/
---------------------------------------------------------------------------------------------
Class A (May 3, 1994 through 12/31/02)/(2)/                                    (2.31)%
---------------------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/02)/(2)/                                    (8.21)
---------------------------------------------------------------------------------------------
Class L (Inception* through 12/31/02)                                         (25.34)
---------------------------------------------------------------------------------------------
Class Y (Inception* through 12/31/02)                                         (38.10)
---------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


   6 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 SMITH BARNEY PEACHTREE GROWTH FUND AT A GLANCE (UNAUDITED)


Value of $10,000 Invested in Class A and B Shares of the Smith Barney Peachtree Growth Fund vs. S&P 500 Index+
--------------------------------------------------------------------------------
                           May 1994 -- December 2002

                                    [CHART]

                 Smith Barney            Smith Barney
              Peachtree Growth         Peachtree Growth     S&P 500
            Fund - Class A Shares   Fund - Class B Shares    Index
            ---------------------   ---------------------   -------
  5/3/1994        $ 9,501                  $10,000          $10,000
   12/1994          9,606                   10,119           10,346
   12/1995         12,576                   13,144           14,229
   12/1996         14,331                   14,868           17,494
   12/1997         15,074                   15,522           23,329
   12/1998         20,068                   20,507           30,001
   12/1999         24,056                   24,380           36,310
   12/2000         19,215                   19,324           33,006
   12/2001         13,982                   13,933           29,085
12/31/2002          9,281                    9,179           22,659

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May
  3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDUSTRY DIVERSIFICATION++*



                                    [CHART]

Computer Software and Hardware  11.0%
Consumer Cyclicals               8.2%
Consumer Products                6.4%
Diversified Manufacturing        2.7%
Drugs/Healthcare                19.5%
Electronics/Semiconductors      10.1%
Financial Services              18.1%
Food and Beverage                9.5%
Multimedia                       5.9%
Telecommunications               8.6%



                              TOP TEN HOLDINGS++*



 1. Berskshire Hathaway Inc.,
    Class A Shares........... 5.3%

 2. The Gillette Co.......... 5.0

 3. The Coca-Cola Co......... 5.0

 4. Pfizer Inc............... 4.9

 5. Dell Computer Corp....... 4.9

 6. Microsoft Corp........... 4.7

 7. Merrill Lynch & Co., Inc. 4.6

 8. Amgen Inc................ 4.6

 9. Wm. Wrigley Jr. Co....... 4.5

10. Amazon.com, Inc.......... 4.3

 ++ All information is as of December 31, 2002. Please note that Portfolio holdings are subject to change.
  * As a percentage of total common stock.


   7 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002



 SHARES                   SECURITY                    VALUE
---------------------------------------------------------------
COMMON STOCK -- 99.1%
Computer Software and Hardware -- 10.9%
  325,900 Dell Computer Corp.*                     $  8,714,566
  162,400 Microsoft Corp.*                            8,396,080
  169,100 VERITAS Software Corp.*                     2,641,342
---------------------------------------------------------------
                                                     19,751,988
---------------------------------------------------------------
Consumer Cyclicals -- 8.2%
  405,900 Amazon.com, Inc.*+                          7,667,451
  135,300 The Home Depot, Inc.                        3,241,788
  169,100 USA Interactive*                            3,875,772
---------------------------------------------------------------
                                                     14,785,011
---------------------------------------------------------------
Consumer Products -- 6.4%
  298,000 The Gillette Co.                            9,047,280
   29,100 The Procter & Gamble Co.                    2,500,854
---------------------------------------------------------------
                                                     11,548,134
---------------------------------------------------------------
Diversified Manufacturing -- 2.7%
  121,800 General Electric Co.                        2,965,830
  108,200 Tyco International Ltd.                     1,848,056
---------------------------------------------------------------
                                                      4,813,886
---------------------------------------------------------------
Drugs/Healthcare -- 19.3%
  169,100 Amgen Inc.*                                 8,174,294
   81,200 Eli Lilly & Co.                             5,156,200
   74,400 Genentech, Inc.*                            2,467,104
   94,700 Johnson & Johnson                           5,086,337
   94,700 Merck & Co. Inc.                            5,360,967
  287,400 Pfizer Inc.                                 8,785,818
---------------------------------------------------------------
                                                     35,030,720
---------------------------------------------------------------
Electronics/Semiconductor -- 10.0%
  487,100 Intel Corp.                                 7,584,147
  372,100 Texas Instruments Inc.                      5,585,221
  236,800 Xilinx, Inc.*                               4,878,080
---------------------------------------------------------------
                                                     18,047,448
---------------------------------------------------------------
Financial Services -- 17.9%
   81,200 American International Group, Inc.          4,697,420
   74,400 Bank One Corp.                              2,719,320
      130 Berkshire Hathaway Inc., Class A Shares*    9,457,500
  216,500 Merrill Lynch & Co., Inc.                   8,216,175
   96,000 Morgan Stanley                              3,832,320
   75,000 Wells Fargo & Co.                           3,515,250
---------------------------------------------------------------
                                                     32,437,985
---------------------------------------------------------------
Food and Beverage -- 9.4%
  202,900 The Coca-Cola Co.                           8,891,078
  148,800 Wm. Wrigley Jr. Co.                         8,166,144
---------------------------------------------------------------
                                                     17,057,222
---------------------------------------------------------------

                      See Notes to Financial Statements.


   8 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



  SHARES                                           SECURITY                                            VALUE
----------------------------------------------------------------------------------------------------------------
Multimedia -- 5.8%
   405,900 AOL Time Warner, Inc.*                                                                   $  5,317,290
   324,700 The Walt Disney Co.                                                                         5,295,857
----------------------------------------------------------------------------------------------------------------
                                                                                                      10,613,147
----------------------------------------------------------------------------------------------------------------
Telecommunications -- 8.5%
   676,500 CIENA Corp.*                                                                                3,477,210
   452,320 Cisco Systems, Inc.*                                                                        5,925,392
   338,200 Juniper Networks, Inc.*+                                                                    2,299,760
   439,700 Motorola, Inc.                                                                              3,803,405
----------------------------------------------------------------------------------------------------------------
                                                                                                      15,505,767
----------------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $208,421,083)                                                                    179,591,308
----------------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                           SECURITY                                            VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$1,687,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at maturity -- $1,687,098; (Fully collateralized by Federal Farm Credit Bank, Federal Home Loan Bank, Freddie Mac,
             Fannie Mae and Sallie Mae Notes, Bonds and Debentures, 0.000% to 7.450%
             due 8/15/03 to 11/15/17; Market value -- $1,720,740) (Cost -- $1,687,000)                 1,687,000
----------------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $210,108,083**)                                                                 $181,278,308
----------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
 +All or a portion of this security is on loan (See Note 6).
**Aggregate cost for Federal income tax purposes is $217,632,490.

                      See Notes to Financial Statements.


   9 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002



ASSETS:
   Investments, at value (Cost -- $210,108,083)                       $ 181,278,308
   Cash                                                                         208
   Collateral for securities on loan (Note 6)                             9,115,500
   Receivable for Fund shares sold                                          130,722
   Dividends and interest receivable                                        119,652
-----------------------------------------------------------------------------------
   Total Assets                                                         190,644,390
-----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                                9,115,500
   Management fee payable                                                   165,540
   Payable for Fund shares purchased                                         57,126
   Accrued expenses                                                         122,397
-----------------------------------------------------------------------------------
   Total Liabilities                                                      9,460,563
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 181,183,827
-----------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $      33,267
   Capital paid in excess of par value                                  459,180,348
   Accumulated net realized loss from security transactions            (249,200,013)
   Net unrealized depreciation of investments                           (28,829,775)
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 181,183,827
-----------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                8,428,278
-----------------------------------------------------------------------------------
   Class B                                                                6,077,318
-----------------------------------------------------------------------------------
   Class L                                                                   19,974
-----------------------------------------------------------------------------------
   Class Y                                                               18,741,326
-----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $5.41
-----------------------------------------------------------------------------------
   Class B *                                                                  $5.04
-----------------------------------------------------------------------------------
   Class L **                                                                 $4.97
-----------------------------------------------------------------------------------
   Class Y (and redemption price)                                             $5.60
-----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $5.69
-----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $5.02
-----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


  10 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
   Dividends                                                   $   2,006,359
   Interest                                                          101,088
---------------------------------------------------------------------------
   Total Investment Income                                         2,107,447
---------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                         2,230,516
   Distribution fees (Note 2)                                        570,846
   Shareholder servicing fees                                        330,142
   Shareholder communications                                        117,932
   Registration fees                                                  72,321
   Audit and legal                                                    37,579
   Custody                                                            33,463
   Directors' fees                                                    17,462
   Other                                                               7,514
---------------------------------------------------------------------------
   Total Expenses                                                  3,417,775
---------------------------------------------------------------------------
Net Investment Loss                                               (1,310,328)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
   short-term securities):
     Proceeds from sales                                         393,036,784
     Cost of securities sold                                     519,425,758
---------------------------------------------------------------------------
   Net Realized Loss                                            (126,388,974)
---------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of year                                           (66,621,492)
     End of year                                                 (28,829,775)
---------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                        37,791,717
---------------------------------------------------------------------------
Net Loss on Investments                                          (88,597,257)
---------------------------------------------------------------------------
Decrease in Net Assets From Operations                         $ (89,907,585)
---------------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                        2002           2001
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                             $  (1,310,328) $  (2,876,617)
   Net realized loss                                (126,388,974)  (103,169,413)
   Decrease in net unrealized depreciation            37,791,717      3,705,599
-------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (89,907,585)  (102,340,431)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                   23,364,787     38,632,611
   Cost of shares reacquired                         (27,112,841)   (36,589,107)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund
     Share Transactions                               (3,748,054)     2,043,504
-------------------------------------------------------------------------------
Decrease in Net Assets                               (93,655,639)  (100,296,927)

NET ASSETS:
   Beginning of year                                 274,839,466    375,136,393
-------------------------------------------------------------------------------
   End of year*                                    $ 181,183,827  $ 274,839,466
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  12 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Premier Selections Large Cap Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f ) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $1,310,328 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. This fee is calculated daily and paid monthly.

  13 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB and PSS receive account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2002, the Portfolio paid transfer agent fees of $7,945 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended December 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB and its affiliates received sales charges of approximately $482,000 for Class A shares. In addition, CDSCs paid to SSB and its affiliates were approximately $111,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class to SSB. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively, to SSB.

For the year ended December 31, 2002, total Distribution Plan fees incurred by the Portfolio were:

                                                             Class A  Class B  Class L
--------------------------------------------------------------------------------------
Distribution Plan Fees                                       $139,097 $429,848 $1,901
-------------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                    $386,405,222
------------------------------------------------------------------------
Sales                                                         393,036,784
------------------------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation                                $    515,491
Gross unrealized depreciation                                 (36,869,673)
-------------------------------------------------------------------------
Net unrealized depreciation                                  $(36,354,182)
-------------------------------------------------------------------------

  14 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Portfolio loaned securities having a market value of $8,673,340. The Portfolio received cash collateral amounting to $9,115,500 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the year ended December 31, 2002, interest income earned from securities lending was $42,038.

  15 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

7. Capital Loss Carryforward

At December 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $202,511,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                         2009         2010
                 ---------------------------------------------
                 Carryforward Amounts $86,904,000 $115,607,000
                 -------------------- ----------- ------------

In addition, the Portfolio had $39,164,444 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year

8. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

                  --------------------------------------------
                  Undistributed ordinary income            --
                  --------------------------------------------
                  Accumulated capital losses    $(202,511,162)
                  --------------------------------------------
                  Unrealized depreciation         (36,354,182)
                  --------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to open wash sales.

For the year ended December 31, 2002, the Fund did not make any distributions.

9. Capital Shares

At December 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      Year Ended                Year Ended
                                   December 31, 2002         December 31, 2001
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                     1,692,783  $ 10,920,722   2,098,338  $ 20,307,487
Shares reacquired              (1,748,426)  (11,935,554) (2,460,934)  (23,524,688)
---------------------------------------------------------------------------------
Net Decrease                      (55,643) $ (1,014,832)   (362,596) $ (3,217,201)
----------------------------------------------------------------------------------
Class B
Shares sold                     1,039,430  $  6,531,045   1,254,075  $ 10,688,233
Shares reacquired              (2,283,687)  (14,023,170) (1,509,843)  (12,832,887)
---------------------------------------------------------------------------------
Net Decrease                   (1,244,257) $ (7,492,125)   (255,768) $ (2,144,654)
----------------------------------------------------------------------------------
Class L
Shares sold                         3,139  $     19,974       3,062  $     26,767
Shares reacquired                 (19,585)     (122,981)    (12,863)     (108,855)
---------------------------------------------------------------------------------
Net Decrease                      (16,446) $   (103,007)     (9,801) $    (82,088)
----------------------------------------------------------------------------------
Class Y
Shares sold                     1,072,737  $  5,893,046     736,859  $  7,610,124
Shares reacquired                (176,512)   (1,031,136)    (10,080)     (122,677)
---------------------------------------------------------------------------------
Net Increase                      896,225  $  4,861,910     726,779  $  7,487,447
----------------------------------------------------------------------------------



  16 Smith Barney Peachtree Growth Fund | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND



DIRECTORS               INVESTMENT MANAGER
Paul R. Ades            Smith Barney Fund Management LLC
Herbert Barg
Dwight B. Crane         DISTRIBUTORS
R. Jay Gerken, Chairman Salomon Smith Barney Inc.
Frank G. Hubbard        PFS Distributors, Inc.
Jerome H. Miller
Ken Miller              CUSTODIAN
                        State Street Bank and
OFFICERS                  Trust Company
R. Jay Gerken
President and           TRANSFER AGENT
Chief Executive Officer Citicorp Trust Bank, fsb.
                        125 Broad Street, 11th Floor
Lewis E. Daidone        New York, New York 10004
Senior Vice President
and Chief               SUB-TRANSFER AGENTS
Administrative Officer  PFPC Global Fund Services
                        P.O. Box 9699
Richard L. Peteka       Providence, Rhode Island
Chief Financial Officer 02940-9699
and Treasurer
                        Primerica Shareholder Services
Alan J. Blake           P.O. Box 9662
Vice President and      Providence, Rhode Island
Investment Officer      02940-9662

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Peachtree Growth Fund




 This report is submitted for the general information of the shareholders of the Smith Barney Investment Funds Inc. -- Smith Barney Peachtree Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2003 this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PEACHTREE GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01071 2/03                  03-4485

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                INVESTMENT GRADE
                                    BOND FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2002

                  [LOGO] Smith Barney
                         Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

             -------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
             -------------------------------------------------------

[PHOTO OMITTED]                 [PHOTO OMITTED]

DAVID                           GERALD J.
TORCHIA                         CULMONE

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report . December 31, 2002

SMITH BARNEY INVESTMENT
GRADE BOND FUND

--------------------------------------------------------------------------------
DAVID TORCHIA
--------------------------------------------------------------------------------

David Tochia has more than 18 years of securities business experience. Mr. Tochia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

--------------------------------------------------------------------------------
GERALD J. CULMONE
--------------------------------------------------------------------------------

Gerald J. Culmone has more than 15 years of securities business experience. Mr. Culmone holds a BS in Finance from Rider University.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks a high level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Funds invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment-grade" fixed-income securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
January 4, 1982

                             CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                        HGPBA             HGBPB            HGBPL
--------------------------------------------------------------------------------
INCEPTION                    11/6/92           1/4/82           2/26/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of December 31, 2002*

                                                 Without Sales Charges(1)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                    12.43%         11.88%         11.91%
--------------------------------------------------------------------------------
Five-Year                                    6.22           5.70           5.76
--------------------------------------------------------------------------------
Ten-Year                                     8.68           8.16           N/A
--------------------------------------------------------------------------------
Since Inception+                             8.89          10.62           7.61
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                     7.37%          7.38%          9.81%
--------------------------------------------------------------------------------
Five-Year                                    5.25           5.54           5.55
--------------------------------------------------------------------------------
Ten-Year                                     8.18           8.16           N/A
--------------------------------------------------------------------------------
Since Inception+                             8.40          10.62           7.49
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter from the Chairman ..................................................    1
Letter from the Manager ...................................................    2
Historical Performance ....................................................    5
Fund at a Glance ..........................................................    8
Schedule of Investments ...................................................    9
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   23
Independent Auditors' Report ..............................................   25
Additional Information ....................................................   26
Tax Information ...........................................................   28

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund ("Portfolio"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer

1  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
                             LETTER FROM THE MANAGER
================================================================================

Performance Review

For the year ended December 31, 2002, the Portfolio's Class A shares returned 12.43%, without sales charges. In comparison, the Lehman Brothers Long Term Credit Bond Index ("Lehman Credit Bond Index")(1) returned 11.11% and the Salomon Smith Barney Credit Index 10+ ("SSB Credit Index")(2) returned 10.20% for the same period.

Investment Strategy

The Portfolio seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in "investment-grade" fixed-income securities. These are securities rated by a national ratings organization within one of the top four categories, or, if unrated, judged by the manager to be of comparable credit quality. The Portfolio also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers. The Portfolio may invest in securities having any maturity.

Portfolio Manager Market and Portfolio Overview

The market for investment-grade debt -- including U.S. Treasury securities, corporate debt issues and other fixed-income instruments -- performed favorably during 2002 amid a volatile equity market and tame inflationary environment.

U.S. Treasury securities provided exceptional returns compared to historical norms during the reporting period as prices on these government issues, which move inversely to the securities' yields, rose. As a result, their yields dropped to levels not seen in decades. Results from investment grade corporate debt securities were resilient, despite the corporate integrity concerns that challenged the stock markets (however, corporate bond issuance dropped considerably relative to prior periods).

In the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, the decline in equities during the period was an even more significant contributor to the performance of the fixed-income securities markets. Mortgage rates also began their steep descent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration(3) purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening duration problem, the Federal National Mortgage Association ("Fannie Mae"),(4) the largest player in the mortgage-backed securities market, helped make the issue front-page news amid reported criticism regarding the duration gap in the government agency's portfolio. (Many of these concerns have since subsided.) This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the summer, economic data were softening across more industries, and corporate accounting scandal headlines continued to relentlessly plague the stock markets. As the equity market plunged in July, there was a rise in expectations that the U.S.

----------
(1) The Lehman Credit Bond Index is comprised of all publicly issued, fixed-rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. Please note that an investor cannot invest directly in an index.

(2) The SSB Credit Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.

(3) Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

(4) Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.

2  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

Federal Reserve Board ("Fed") would take action to help address the situation. Although the Federal Open Market Committee ("FOMC")(5) at the time had left its target for the federal funds rate ("fed funds rate")(6) unchanged from the target it had established in December, 2001, it finally cut the fed funds rate in November, 2002, by half a percentage point to 1.25%, a level not seen since the Eisenhower administration. As equities rebounded from their October lows, corporate spreads(7) narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced during most of 2002. Many investors, who until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. In terms of market performance, U.S. Treasury bond yields rose irregularly during this quarter (although yields declined toward the end of the year as prices advanced). As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury securities' returns for the fourth quarter were reasonable for shorter-term Treasuries but negative for longer-term bonds scheduled to mature at later dates.

In terms of investment-grade corporate fixed-income securities, the outperformance of the Portfolio's corporate debt holdings over U.S. Treasuries in 2002 was the result of its avoidance of issuers with deteriorating credit fundamentals. Spreads(7) widened in virtually all sectors of the corporate debt market, as investors reacted with concern to mounting negative corporate news, falling equity markets and lower interest rates amid a "flight-to-quality" toward U.S. Treasury securities.

The pricing scenario changed significantly during the fourth quarter of 2002, when the performance of corporate debt improved and investors increased their appetite for credit risk. Most of the quarter's positive returns occurred in November, when overall returns on corporate debt securities rose an astounding 242 basis points.(8)

We believe that many catalysts contributed to the turnaround in the corporate debt sector. They included historically wide spreads between corporate securities and U.S. Treasuries, good market technical/pricing conditions, a moderate supply of new issues scheduled to come to market, an improvement in corporate balance sheets, more diligent corporate governance and indicators suggesting potential improvement in the U.S. economy in 2003. The fourth quarter's better performing industries were those that underperformed the broader corporate bond market for a significant portion of 2002. These sectors included the lower-rated, high-beta(9) issues found in the wireless, media/cable, non-captive consumer, captive finance and automotive industries. Sectors that lagged behind the averages during the fourth quarter were generally higher-quality, low-beta debt issues in foreign local agencies markets, supranational issues and securities from companies in the consumer products industries.

The Lehman Aggregate Bond Index(10) -- which we view as a broad measure of performance within the investment-grade bond market -- returned 10.25% in 2002, providing 0.28% more than U.S. Treasury securities with the same duration.

----------
(5) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(6) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(7) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(8)   A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(9) Beta measures the sensitivity of the Portfolio to the movements of its benchmarks.

(10) The Lehman Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.

3  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

Portfolio Manager Market and Portfolio Outlook

When the FOMC convened for a meeting on January 28-29, 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Fed reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that, "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, with more stimulus coming out of Washington D.C. in 2003, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged. We believe that a substantial amount of steepening, i.e., the increasing yield differences among bonds with short and long maturities, has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tense negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003. Given our current outlook and because we are probably nearing the end of an extended downward credit cycle, we believe it may be an attractive time to add credit risk to the portfolio from a valuation standpoint. Therefore, in our view, corporate debt securities may offer more favorable prospects over the coming year than U.S. Treasuries of comparable maturities.

Thank you for your investment in Smith Barney Investment Funds Inc.-- Smith Barney Investment Grade Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ David Torchia                      /s/ Gerald J. Culmone

David Torchia                          Gerald J. Culmone
Vice President and                     Vice President and
Investment Officer                     Investment Officer

January 29, 2003

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.

4  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
===============================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/02                   $12.10        $12.88          $0.64        $0.00          $0.03          12.43%
-------------------------------------------------------------------------------------------------------------
12/31/01                    11.73         12.10           0.74         0.00           0.00           9.70
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.22         11.73           0.72         0.00           0.00          11.36
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.12         11.22           0.73         0.00           0.01          (9.09)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.12           0.76         0.37           0.00           8.30
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.27         13.19           0.80         0.28           0.00          17.10
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.27           0.76         0.12           0.00          (0.47)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.89         0.16           0.00          35.29
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.86         0.31           0.03          (8.95)
-------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.89         0.14           0.00          18.45
=============================================================================================================
Total                                                    $7.79        $1.38          $0.07
=============================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                              Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/02                   $12.08        $12.86          $0.58        $0.00          $0.03          11.88%
-------------------------------------------------------------------------------------------------------------
12/31/01                    11.71         12.08           0.68         0.00           0.00           9.17
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.21         11.71           0.66         0.00           0.00          10.73
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.09         11.21           0.66         0.00           0.01          (9.44)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.09           0.72         0.37           0.00           7.72
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.29         13.19           0.75         0.28           0.00          16.44
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.29           0.68         0.12           0.00          (0.89)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.83         0.16           0.00          34.63
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
-------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.83         0.14           0.00          18.06
=============================================================================================================
Total                                                    $7.19        $1.38          $0.07
=============================================================================================================

5  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/02                   $12.06        $12.83          $0.59        $0.00          $0.03          11.91%
-------------------------------------------------------------------------------------------------------------
12/31/01                    11.69         12.06           0.69         0.00           0.00           9.28
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.19         11.69           0.67         0.00           0.00          10.81
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.07         11.19           0.66         0.00           0.01          (9.44)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.18         13.07           0.74         0.37           0.00           7.83
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.30         13.18           0.77         0.28           0.00          16.41
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.26         12.30           0.69         0.12           0.00          (0.83)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.26           0.83         0.16           0.00          34.74
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93      12.56         13.01           0.69         0.14           0.00          10.38++
=============================================================================================================
Total                                                    $7.13        $1.38          $0.07
=============================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/02                   $12.09        $12.87          $0.68        $0.00          $0.03          12.84%
-------------------------------------------------------------------------------------------------------------
12/31/01                    11.72         12.09           0.78         0.00           0.00          10.07
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.22         11.72           0.76         0.00           0.00          11.66
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.11         11.22           0.77         0.00           0.01          (8.68)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.11           0.82         0.37           0.00           8.66
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.28         13.19           0.85         0.28           0.00          17.44
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96      13.03         12.28           0.72         0.12           0.00           1.01++
=============================================================================================================
Total                                                    $5.38        $0.77          $0.04
=============================================================================================================

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

6  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                Without Sales Charges(1)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/02                     12.43%      11.88%    11.91%      12.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                6.22        5.70      5.76        6.59
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                 8.68        8.16       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/02              8.89       10.62      7.61        7.36
================================================================================

                                                  With Sales Charges(2)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/02                      7.37%       7.38%     9.81%      12.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/02                5.25        5.54      5.55        6.59
--------------------------------------------------------------------------------
Ten Years Ended 12/31/02                 8.18        8.16       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/02              8.40       10.62      7.49        7.36
================================================================================

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                  Without Sales Charges(1)
================================================================================
Class A (12/31/92 through 12/31/02)                      129.91%
--------------------------------------------------------------------------------
Class B (12/31/92 through 12/31/02)                      119.15
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/02)                    105.76
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/02)                     63.26
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

7  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long Term Credit Bond Index, the Salomon Smith Barney Credit Index 10+ and Lipper Corporate Debt A-Rated Average+

--------------------------------------------------------------------------------
                         December 1992 -- December 2002

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

         Smith Barney
       Investment Grade    Lehman Brothers    Salomon Smith    Lipper Corporate
         Bond Fund --      Long Term Credit   Barney Credit     Debt A-Rated
        Class B sares         Bond Index        Index 10+          Average
       ----------------    ----------------   -------------    ----------------

12/92       10000               10000             10000             10000
12/93       11806               11612             11423             11365
12/94       10693               11169             10776             10710
12/95       14395               13287             13793             13701
12/96       14267               15498             14068             13769
12/97       16612               16799             15962             15032
12/98       17894               18315             17415             16476
12/99       16205               17256             16408             16042
12/00       17943               18845             17893             17608
12/01       19588               21154             20270             18919
12/02       21915               23501             22336             20509

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002.The Lehman Brothers Long Term Credit Bond Index is a broad-based unmanaged index of investment-grade corporate bonds. The Salomon Smith Barney Credit Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt A-Rated Average is composed of the Portfolio's peer group of 204 mutual funds as of December 31, 2002. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                           8.0%         Aerospace and Defense
                           8.1%         Banking
                           4.9%         Drugs
                          11.4%         Finance
                          10.1%         Foods
                           5.5%         Insurance
                           5.5%         Manufacturing
                           4.9%         Oil and Gas
                           4.2%         Sovereign Debt
                           6.6%         Transportation
                          30.8%         Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

                         Standard          Percentage of Total
           Moody's       & Poor's         Corporate Bonds & Notes
         ----------    ------------     ----------------------------

             Aaa            AAA                      9.7%

             Aa             AA                      24.9

              A              A                      39.0

             Baa            BBB                     26.4
                                                  -------

                                                   100.0%
                                                  =======

*    As a percentage of total corporate bonds and notes.

++ Please note that Portfolio holdings are as of December 31, 2002 and are subject to change.

8  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2002
================================================================================

     FACE
    AMOUNT        RATING(a)                  SECURITY                                VALUE
======================================================================================================================
CORPORATE BONDS AND NOTES -- 77.0%
Aerospace and Defense -- 6.1%
    10,000,000    A+     The Boeing Co., Debentures, 6.875% due 10/15/43           $ 10,363,990
     5,000,000    BBB    Lockheed Martin Corp., Bonds, 8.500% due 12/1/29             6,729,225
     7,500,000    BBB    Loral Corp., Debentures, 7.000% due 9/15/23                  8,179,365
     6,000,000    BBB-   Northrop-Grumman Corp., Debentures, 7.750% due 3/1/16        7,298,970
     5,000,000    BBB-   Raytheon Co., Debentures, 7.200% due 8/15/27                 5,481,995
    10,000,000    A+     United Technologies Corp., Debentures, 7.500% due 9/15/29   12,476,330
----------------------------------------------------------------------------------------------------------------------
                                                                                     50,529,875
----------------------------------------------------------------------------------------------------------------------
Agricultural Equipment -- 0.8%
     5,000,000    A-     Deere & Co., Debentures, 8.100% due 5/15/30                  6,563,065
----------------------------------------------------------------------------------------------------------------------
Airlines -- 0.3%
     2,600,000    A      Southwest Airlines Co., Debentures, 7.375% due 3/1/27        2,631,980
----------------------------------------------------------------------------------------------------------------------
Automotive -- 1.2%
     5,000,000    A3*    DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27         5,435,605
     5,000,000    Baa1*  Ford Motor Co., Notes, 7.450% due 7/16/31                    4,361,045
----------------------------------------------------------------------------------------------------------------------
                                                                                      9,796,650
----------------------------------------------------------------------------------------------------------------------
Banking -- 6.2%
    10,000,000    Aa3*   Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29     12,305,390
     5,000,000    Aa3*   Bank of America Corp., Sub. Notes, 7.400% due 1/15/11         5,898,980
     5,000,000    A1*    Bank One Corp., Sub. Notes, 6.375% due 1/30/09                5,584,445
     5,000,000    A2*    BB&T Corp., Sub. Notes, 6.375% due 6/30/05                    5,404,520
     5,000,000    AAA    Landesbank Baden-Wuerttemberg, Sub. Notes, 7.625% due 2/1/23  5,838,155
     5,000,000    AAA    Landwirtschaftliche Rentenbank, Notes, 4.875% due 3/12/07     5,373,335
     5,000,000    Aa2*   Wachovia Bank NA, Notes, 4.850% due 7/30/07                   5,328,755
     5,000,000    Aa2*   Wells Fargo & Co., Sr. Notes, 7.250% due 8/24/05              5,616,015
----------------------------------------------------------------------------------------------------------------------
                                                                                      51,349,595
----------------------------------------------------------------------------------------------------------------------
Basic Materials -- 0.2%
     2,000,000    BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11              2,072,330
----------------------------------------------------------------------------------------------------------------------
Beverages -- 1.4%
     5,000,000    A+     Anheuser Busch Cos., Inc., Debentures, 6.750% due 12/15/27    5,801,125
     5,000,000    A      Coca Cola Enterprises, Inc., Debentures, 6.750% due 9/15/28   5,597,390
----------------------------------------------------------------------------------------------------------------------
                                                                                      11,398,515
----------------------------------------------------------------------------------------------------------------------
Building/Construction -- 0.5%
     4,000,000    BBB+   Masco Corp., Bonds, 6.500% due 8/15/32                        4,125,568
----------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.1%
     2,715,000    A3*    Rohm & Haas Co., Debentures, 7.850% due 7/15/29               3,405,267
     5,000,000    A      Union Carbide Corp., Debentures, 6.790% due 6/1/25            5,286,610
----------------------------------------------------------------------------------------------------------------------
                                                                                       8,691,877
----------------------------------------------------------------------------------------------------------------------
Consumer Sundries -- 1.6%
     7,000,000    AA-    Colgate-Palmolive Co., Series E, Notes, 3.980% due 4/29/05    7,318,304
     5,000,000    AA-    The Procter & Gamble Co., Debentures, 6.450% due 1/15/26      5,570,360
----------------------------------------------------------------------------------------------------------------------
                                                                                      12,888,664
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

9  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

     FACE
    AMOUNT        RATING(a)                           SECURITY                                 VALUE
======================================================================================================================
Drugs -- 3.8%
$    5,000,000    AA     Abbott Laboratories, Notes, 5.125% due 7/1/04                         $ 5,250,620
     5,000,000    AA     Bristol-Myers Squibb Co., Notes, 5.750% due 10/1/11                     5,333,455
     3,435,000    AA     Eli Lilly & Co., Notes, 7.125% due 6/1/25                               4,066,748
     5,000,000    AAA    Merck & Co. Inc., Debentures, 5.950% due 12/1/28                        5,304,855
     5,000,000    AA-    Pharmacia Corp., Debentures, 6.600% due 12/1/28                         5,667,770
     5,000,000    AA+    Zeneca Wilmington, Inc., Debentures, 7.000% due 11/15/23                5,776,670
----------------------------------------------------------------------------------------------------------------------
                                                                                                31,400,118
----------------------------------------------------------------------------------------------------------------------
Electric -- 1.4%
     5,750,000    A      Alabama Power Co., Series S, Sr. Notes, 5.875% due 12/1/22              5,935,242
     5,250,000    AAA    Atlantic City Electric Transition Funding LLC, 5.550% due 10/20/23      5,246,719
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,181,961
----------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 2.1%
     5,000,000    A-     Dell Computer Corp., Debentures, 7.100% due 4/15/28                     5,392,055
     5,225,000    A+     International Business Machines Corp., Debentures, 8.375% due 11/1/19   6,614,631
     5,000,000    BBB    Motorola, Inc., Debentures, 6.500% due 9/1/25                           5,078,715
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,085,401
----------------------------------------------------------------------------------------------------------------------
Finance -- 8.8%
     2,000,000    A2*    Amvescap PLC, Sr. Notes, 6.600% due 5/15/05                             2,159,938
     1,225,000    A      Countrywide Home Loan, Inc., Series K, Notes, 3.500% due 12/19/05       1,236,728
     5,000,000    A3*    Ford Motor Credit Co., Sr. Notes, 5.800% due 1/12/09                    4,643,205
     3,000,000    AAA    General Electric Capital Corp., Series A, Notes, 5.375% due 3/15/07     3,214,320
    10,000,000    A2*    General Motors Acceptance Corp., Debentures, 5.850% due 1/14/09         9,619,870
     5,000,000    Aa3*   Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                    5,738,990
     5,000,000    A1*    HSBC Holdings PLC, Sub. Notes, 5.250% due 12/12/12                      5,134,780
     1,400,000    AA-    International Lease Finance Corp., Notes, 5.625% due 6/1/07             1,467,095
     5,000,000    A      J.P. Morgan Chase & Co., Sub. Notes, 6.250% due 12/15/05                5,355,405
     5,000,000    A      Lehman Brothers Holdings, Inc., Sr. Notes, 8.800% due 3/1/15            6,372,665
     5,000,000    Aa3*   Merrill Lynch & Co., Inc., Notes, 6.750% due 6/1/28                     5,303,140
     5,000,000    Aa3*   Morgan Stanley, Notes, 7.250% due 4/1/32                                5,715,200
     5,000,000    Baa1*  PEMEX Project, Notes, 9.125% due 10/13/10                               5,737,500
     5,000,000    A      SLM Corp., Series A, Notes, 5.625% due 4/10/07                          5,443,110
     4,530,000    AA-    State Street Corp., Notes, 7.350% due 6/15/26                           5,451,216
----------------------------------------------------------------------------------------------------------------------
                                                                                                72,593,162
----------------------------------------------------------------------------------------------------------------------
Food Chains -- 0.6%
     5,000,000    Aa3*   McDonald's Corp., Debentures, 6.375% due 1/8/28                         5,408,275
----------------------------------------------------------------------------------------------------------------------
Foods -- 7.8%

     5,000,000    A+     Archer-Daniels-Midland Co., Debentures, 8.125% due 6/1/12               6,235,105
     5,700,000    A      Campbell Soup Co., Debentures, 8.875% due 5/1/21                        7,760,248
     5,000,000    BBB+   ConAgra Foods, Inc., Sr. Notes, 6.700% due 8/1/27                       5,705,110
     5,000,000    BBB+   General Mills, Inc., Notes, 6.000% due 2/15/12                          5,447,840
     4,700,000    A      H.J. Heinz Co., Notes, 7.125% due 7/15/11 (b)                           5,327,662
     5,000,000    BBB    Kellogg Co., Series B, Debentures, 7.450% due 4/1/31                    6,110,445
     5,000,000    BBB    Safeway Inc., Notes, 7.500% due 9/15/09                                 5,738,370
     5,000,000    A+     Sara Lee Corp., Notes, 6.250% due 9/15/11                               5,617,320
     5,000,000    AA-    Sysco Corp., Notes, 4.750% due 7/30/05                                  5,321,020
     5,000,000    BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28                             5,171,435
     5,000,000    A+     Unilever Capital Corp., Sr. Notes, 6.875% due 11/1/05                   5,610,455
----------------------------------------------------------------------------------------------------------------------
                                                                                                64,045,010
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

10  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

     FACE
    AMOUNT        RATING(a)                           SECURITY
                         VALUE
======================================================================================================================
Forestry Products -- 1.7%
$    5,000,000    BBB    Champion International Corp., Debentures, 7.200% due 11/1/26                    $ 5,701,225
     2,750,000    BBB    Weyerhaeuser Co., Notes, 5.500% due 3/15/05                                       2,880,240
     5,000,000    BBB    Willamette Industries, Inc., Debentures, 7.350% due 7/1/26                        5,604,940
----------------------------------------------------------------------------------------------------------------------
                                                                                                          14,186,405
----------------------------------------------------------------------------------------------------------------------
Insurance -- 4.3%
    10,000,000    AAA    American General Corp., Notes, 7.500% due 7/15/25                                12,266,670
     5,000,000    AAA    Florida Windstorm Underwriting Association, Sr. Notes, 7.125% due 2/25/19 (b)     5,718,585
     5,000,000    AA     John Hancock Global Funding II, Notes, 7.900% due 7/2/10 (b)                      5,874,000
     1,000,000    A      MetLife Inc., Sr. Notes, 6.125% due 12/1/11                                       1,081,227
     5,000,000    BBB+   The MONY Group, Inc., Sr. Notes, 8.350% due 3/15/10                               4,823,995
     5,000,000    A+     Progressive Corp., Sr. Notes, 6.625% due 3/1/29                                   5,371,260
----------------------------------------------------------------------------------------------------------------------
                                                                                                          35,135,737
----------------------------------------------------------------------------------------------------------------------
Manufacturing -- 4.2%
     5,000,000    Aa1*   3M Co., Series C, Notes, 4.150% due 6/30/05                                       5,288,620
     1,500,000    BBB+   Bombardier Inc., Notes, 6.750% due 5/1/12 (b)                                     1,337,666
     5,000,000    A+     Caterpillar Inc., Notes, 6.625% due 7/15/28                                       5,607,090
     5,000,000    AA-    Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                                5,450,070
     4,750,000    A+     Nucor Corp., Sr. Notes, 4.875% due 10/1/12 (b)                                    4,775,270
     5,000,000    A      PPG Industries, Inc., Debentures, 9.000% due 5/1/21                               6,031,440
     5,000,000    BBB+   USX Corp., Debentures, 9.125% due 1/15/13                                         6,291,795
----------------------------------------------------------------------------------------------------------------------
                                                                                                          34,781,951
----------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 1.5%
    10,000,000    AAA    Johnson & Johnson, Debentures, 6.950% due 9/1/29                                 12,038,510
----------------------------------------------------------------------------------------------------------------------
Multimedia -- 2.0%
     5,000,000    BBB-   News America Holdings Inc., Sr. Debentures, 8.500% due 2/23/25                    5,406,430

     5,000,000    BBB+   Time Warner Cos., Inc., Sr. Debentures, 7.570% due 2/1/24                         5,032,130

     5,000,000    A-     Westinghouse Electric Co., Debentures, 8.625% due 8/1/12                          6,319,050

----------------------------------------------------------------------------------------------------------------------
                                                                                                          16,757,610
----------------------------------------------------------------------------------------------------------------------
Oil and Gas -- 3.7%
     5,000,000    BBB    Amerada Hess Corp., Notes, 7.125% due 3/15/33                                     5,344,480
     6,000,000    A-     Conoco Inc., Sr. Notes, 6.950% due 4/15/29                                        6,822,156
     5,000,000    BBB    Devon Energy Corp., Debentures, 7.950% due 4/15/32                                6,030,120
     5,000,000    A      Norsk Hydro A/S, Debentures, 9.000% due 4/15/12                                   6,514,440
     5,000,000    A-     Tosco Corp., Debentures, 7.800% due 1/1/27                                        6,118,250
----------------------------------------------------------------------------------------------------------------------
                                                                                                          30,829,446
----------------------------------------------------------------------------------------------------------------------
Publishing -- 0.8%
     5,900,000    A      Knight-Ridder Inc., Debentures, 6.875% due 3/15/29                                6,564,198
----------------------------------------------------------------------------------------------------------------------
Retail -- 1.9%
     3,750,000    BBB-   Kroger Co., Sr. Notes, 6.750% due 4/15/12                                         4,157,021
                         Lowe's Cos., Inc.:
     5,000,000    A      Debentures, 6.875% due 2/15/28                                                    5,587,105
     5,000,000    A      Notes, 7.500% due 12/15/05                                                        5,705,540
----------------------------------------------------------------------------------------------------------------------
                                                                                                          15,449,666
----------------------------------------------------------------------------------------------------------------------
Retirement/Aged Care -- 0.7%
     5,000,000    AA     AARP, Bonds, 7.500% due 5/1/31 (b)                                                5,926,125
----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

11 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================


     FACE
    AMOUNT        RATING(a)         SECURITY                                                           VALUE
==================================================================================================================
Sovereign Debt -- 3.2%
                         Province of Quebec, Debentures:
$    5,000,000    A+        7.500% due 7/15/23                                                         $ 6,123,680
     5,000,000    A+        7.500% due 9/15/29                                                           6,260,030
     5,000,000    Aa3*   Province of Saskatchewan, Debentures, 8.000% due 2/1/13                         6,453,240
     7,500,000    AA+    Region of Lombardy, Notes, 5.804% due 10/25/32                                  7,833,818
------------------------------------------------------------------------------------------------------------------
                                                                                                        26,670,768
------------------------------------------------------------------------------------------------------------------
Telecommunications -- 2.3%
     5,956,000    AA-    Ameritech Capital Funding, Debentures, 6.450% due 1/15/18                       6,469,586
     5,000,000    Aa2*   BellSouth Telecommunications Inc., Debentures, 7.000% due 10/1/25               5,677,590
     6,000,000    Aa3*   Verizon New England Inc., Sr. Notes, 6.500% due 9/15/11                         6,638,316
------------------------------------------------------------------------------------------------------------------
                                                                                                        18,785,492
------------------------------------------------------------------------------------------------------------------
Transportation -- 5.1%
     6,000,000    BBB+   Burlington Northern Santa Fe Corp., Sr. Notes, 5.900% due 7/1/12                6,519,606
    10,000,000    BBB    CSX Corp., Notes, 6.250% due 10/15/08                                          11,132,870
     5,000,000    BBB    Federal Express Corp., Notes, 9.650% due 6/15/12                                6,663,215
     5,000,000    Baa1*  Norfolk Southern Corp., Bonds, 7.700% due 5/15/17                               6,131,145
     4,000,000    BBB    Union Pacific Corp., Debentures, 7.000% due 2/1/16                              4,674,456
     5,000,000    AAA    United Parcel Service, Inc., Series B, Debentures, 8.375% due 4/1/20            6,525,440
------------------------------------------------------------------------------------------------------------------
                                                                                                        41,646,732
------------------------------------------------------------------------------------------------------------------
Wireless Communications -- 1.7%
     4,000,000    BBB    AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31                       3,932,104
     5,000,000    A+     Cingular Wireless LLC, Sr. Notes, 7.125% due 12/15/31                           5,326,575
     5,000,000    A      Vodafone Group PLC, Bonds, 6.250% due 11/30/32                                  5,014,455
------------------------------------------------------------------------------------------------------------------
                                                                                                        14,273,134
------------------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $572,952,828)                                                        634,807,820
U.S. GOVERNMENT SECTOR -- 19.7%
U.S. Treasury Obligations -- 10.6%
                         U.S. Treasury Notes:
    20,000,000              3.375% due 4/30/04                                                          20,547,660
     5,000,000              4.375% due 5/15/07                                                           5,370,705
    20,000,000              4.375% due 8/15/12                                                          20,911,720
    10,000,000           U.S. Treasury Strips, zero coupon due 11/15/24                                  3,131,170
    34,300,000           U.S. Treasury Bonds, 5.375% due 2/15/31                                        37,403,087
------------------------------------------------------------------------------------------------------------------
                                                                                                        87,364,342
------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 9.1%
    35,000,000           Fannie Mae, 6.625% due 11/15/30                                                41,202,070
    15,000,000           Federal Home Loan Mortgage Corp. (FHLMC), 5.875% due 3/21/11                   16,477,440
       812,973           Federal National Mortgage Association (FNMA), 6.500% due 9/1/28 - 1/1/29          847,657
    15,870,038           Government National Mortgage Association (GNMA), 6.500% due 3/15/28 - 3/15/29  16,684,194
------------------------------------------------------------------------------------------------------------------
                                                                                                        75,211,361
------------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT SECTOR
                         (Cost -- $150,183,695)                                                        162,575,703
==================================================================================================================

                       See Notes to Financial Statements.

12 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================


     FACE
    AMOUNT                                            SECURITY                                      VALUE
======================================================================================================================
Repurchase Agreement -- 3.3%
                         Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                           maturity -- $26,875,568; (Fully collateralized by Federal Farm
                           Credit Bank, Federal Home Loan Bank, Freddie Mac, Fannie Mae,
                           and Sallie Mae Notes, Bonds, and Debentures, 0.000% to 7.450%
                           due 8/15/03 to 11/15/17; Market value -- $27,412,508)
                           (Cost -- $26,874,000)                                                         $ 26,874,000

======================================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $750,010,523**)                                                        $824,257,523

======================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**    Aggregate cost for Federal income tax purposes is $751,184,532.

      See page 14 for definitions of ratings.

                       See Notes to Financial Statements.

13 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --  Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --  Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --  Indicates that the bond is not rated by Standard & Poor's or Moody's.

14 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $750,010,523)                        $ 824,257,523
     Cash                                                                          102
     Interest receivable                                                    12,793,309
     Receivable for Fund shares sold                                         7,860,453
--------------------------------------------------------------------------------------
     Total Assets                                                          844,911,387
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable for Fund shares purchased                                         998,891
     Investment advisory fee payable                                           303,501
     Administration fee payable                                                134,890
     Distribution fees payable                                                  89,026
     Accrued expenses                                                          156,429
--------------------------------------------------------------------------------------
     Total Liabilities                                                       1,682,737
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 843,228,650
======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      65,511
     Capital paid in excess of par value                                   795,350,562
     Overdistributed net investment income                                  (1,179,535)
     Accumulated net realized loss from security transactions              (25,254,888)
     Net unrealized appreciation of investments                             74,247,000
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 843,228,650
======================================================================================

Shares Outstanding:
     Class A                                                                29,765,635
     ---------------------------------------------------------------------------------
     Class B                                                                16,430,498
     ---------------------------------------------------------------------------------
     Class L                                                                 5,453,249
     ---------------------------------------------------------------------------------
     Class Y                                                                13,862,045
     ---------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                      $       12.88
     ---------------------------------------------------------------------------------
     Class B *                                                           $       12.86
     ---------------------------------------------------------------------------------
     Class L **                                                          $       12.83
     ---------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       12.87
     ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       13.49
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       12.96
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

15 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2002
================================================================================

INVESTMENT INCOME:
     Interest                                                                      $  43,894,022
------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                                                  3,170,857
     Distribution fees (Note 2)                                                        2,501,892
     Administration fee (Note 2)                                                       1,394,653
     Shareholder servicing fees                                                          493,816
     Shareholder communications                                                          131,801
     Custody                                                                              98,374
     Registration fees                                                                    66,926
     Audit and legal                                                                      46,604
     Directors' fees                                                                      44,881
     Other                                                                                10,105
------------------------------------------------------------------------------------------------
     Total Expenses                                                                    7,959,909
------------------------------------------------------------------------------------------------
Net Investment Income                                                                 35,934,113
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions (excluding short-term securities):
       Proceeds from sales                                                           358,860,140
       Cost of securities sold                                                       367,224,447
------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                (8,364,307)
------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                                             14,483,260
        End of year                                                                   74,247,000
------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                          59,763,740
------------------------------------------------------------------------------------------------
Net Gain on Investments                                                               51,399,433
------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                             $  87,333,546
================================================================================================

                       See Notes to Financial Statements.

16 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                          2002             2001
====================================================================================================
OPERATIONS:
     Net investment income                                            $  35,934,113    $  34,989,996
     Net realized gain (loss)                                            (8,364,307)       3,618,726
     Increase in net unrealized appreciation                             59,763,740       13,448,733
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              87,333,546       52,057,455
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (37,207,660)     (35,229,400)
     Capital                                                             (1,537,830)              --
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (38,745,490)     (35,229,400)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                   321,780,013      212,293,625
     Net asset value of shares issued for reinvestment of dividends      21,799,825       18,837,233
     Cost of shares reacquired                                         (186,409,575)    (134,857,654)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                157,170,263       96,273,204
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  205,758,319      113,101,259

NET ASSETS:
     Beginning of year                                                  637,470,331      524,369,072
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 843,228,650    $ 637,470,331
====================================================================================================
* Includes overdistributed net investment income of:                  $  (1,179,535)   $     (58,278)
====================================================================================================

                       See Notes to Financial Statements.

17 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1.   Significant Accounting Policies

Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:

(a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective January 1, 2001 and recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $229,048 to reflect the cumulative effect of this change up to the date of adoption. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations.

18 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolio's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended December 31, 2002, the Portfolio paid transfer agent fees of $311,283 to CTB.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB and its affiliates received sales charges of approximately $1,407,000 and $178,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB and its affiliates were approximately:

                               Class A            Class B             Class L
================================================================================
CDSCs                          $9,000            $370,000            $19,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2002, total Distribution Plan fees incurred were:

                               Class A            Class B             Class L
================================================================================
Distribution Plan Fees        $817,565          $1,350,185            $334,142
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

19 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3.   Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $498,276,732
--------------------------------------------------------------------------------
Sales                                                                358,860,140
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 75,144,454
Gross unrealized depreciation                                        (2,071,463)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 73,072,991
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.

During the year ended December 31, 2002, the Portfolio did not enter into any open reverse repurchase agreements.

6.   Short Sales of Securities

The Portfolio may enter into short sale transactions. A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At December 31, 2002, the Portfolio did not have any open short sales.

20 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Portfolio did not have any securities on loan.

8.   Capital Loss Carryforward

At December 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $25,255,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                       2007             2008           2010
================================================================================
Capital Loss Carryforwards          $6,312,000      $10,426,000    $8,517,000
================================================================================

9.   Income Tax Information and Distributions to Shareholders

At December 31, 2002 the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital loss                                           $(25,254,888)
--------------------------------------------------------------------------------
Unrealized appreciation                                              73,072,991
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to AICPA premium adjustments.

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Ordinary income                                                      $37,207,660
Long-term capital gains                                                       --
Capital                                                                1,537,830
--------------------------------------------------------------------------------
Total                                                                $38,745,490
================================================================================

21 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10.  Capital Shares

At December 31, 2002, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                   Year Ended                                     Year Ended
                                                December 31, 2002                              December 31, 2001
                                      -------------------------------------          ----------------------------------
                                         Shares                  Amount                 Shares                Amount
=======================================================================================================================
Class A
Shares sold                           10,349,458              $127,238,156             8,691,030           $104,862,288
Shares issued on reinvestment          1,137,455                13,942,457               996,492             11,963,379
Shares reacquired                     (5,513,199)              (67,758,278)           (4,522,839)           (54,539,681)
------------------------------------------------------------------------------------------------------------------------
Net Increase                           5,973,714              $ 73,422,335             5,164,683           $ 62,285,986
========================================================================================================================
Class B
Shares sold                            7,078,315              $ 86,876,715             4,700,769           $ 56,682,823
Shares issued on reinvestment            510,873                 6,251,944               476,282              5,704,198
Shares reacquired                     (4,533,304)              (55,448,620)           (4,664,936)           (56,108,294)
------------------------------------------------------------------------------------------------------------------------
Net Increase                           3,055,884              $ 37,680,039               512,115           $  6,278,727
========================================================================================================================
Class L
Shares sold                            3,085,676              $ 38,237,146             1,964,497           $  3,613,227
Shares issued on reinvestment            131,387                 1,605,424                97,653              1,169,656
Shares reacquired                     (1,010,298)              (12,408,613)             (546,442)            (6,553,259)
------------------------------------------------------------------------------------------------------------------------
Net Increase                           2,206,765              $ 27,433,957             1,515,708           $ 18,229,624
========================================================================================================================
Class Y
Shares sold                            5,699,931              $ 69,427,996             2,249,232           $ 27,135,287
Shares reacquired                     (4,134,373)              (50,794,064)           (1,467,303)           (17,656,420)
------------------------------------------------------------------------------------------------------------------------
Net Increase                           1,565,558              $ 18,633,932               781,929           $  9,478,867
========================================================================================================================

22 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                   2002(1)        2001(1)        2000(1)        1999(1)     1998(1)
====================================================================================================================
Net Asset Value, Beginning of Year             $  12.10       $  11.73       $  11.22       $  13.12       $13.19
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.62           0.74           0.73           0.72         0.77
  Net realized and unrealized gain (loss)(2)       0.83           0.37           0.50          (1.88)        0.29
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.45           1.11           1.23          (1.16)        1.06
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.64)         (0.74)         (0.72)         (0.73)       (0.76)
  Net realized gains                                 --             --             --             --        (0.37)
  Capital                                         (0.03)            --             --          (0.01)          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.67)         (0.74)         (0.72)         (0.74)       (1.13)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.88       $  12.10       $  11.73       $  11.22       $13.12
--------------------------------------------------------------------------------------------------------------------
Total Return                                      12.43%          9.70%         11.36%         (9.09)%       8.30%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    384       $    288       $    218       $    211       $  253
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.03%          1.00%          1.03%          1.03%        1.04%
  Net investment income(2)                         5.06           6.10           6.44           5.94         5.73
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              52%            39%            77%           147%          32%
====================================================================================================================

Class B Shares                                  2002(1)        2001(1)        2000(1)        1999(1)     1998(1)
====================================================================================================================
Net Asset Value, Beginning of Year             $  12.08       $  11.71       $  11.21       $  13.09       $13.19
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.56           0.67           0.66           0.66         0.70
  Net realized and unrealized gain (loss)(2)       0.83           0.38           0.50          (1.87)        0.29
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.39           1.05           1.16          (1.21)        0.99
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.58)         (0.68)         (0.66)         (0.66)       (0.72)
  Net realized gains                                 --             --             --             --        (0.37)
  Capital                                         (0.03)            --             --          (0.01)          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.61)         (0.68)         (0.66)         (0.67)       (1.09)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.86       $  12.08       $  11.71       $  11.21       $13.09
--------------------------------------------------------------------------------------------------------------------
Total Return                                      11.88%          9.17%         10.73%         (9.44)%       7.72%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    211       $    161       $    151       $    192       $  260
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.54%          1.51%          1.54%          1.52%        1.53%
  Net investment income(2)                         4.56           5.59           5.93           5.44         5.23
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              52%            39%            77%           147%          32%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class A shares would have been $0.75, $0.36 and 6.15%, respectively. In addition, for Class B shares, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.68, $0.37 and 5.65%, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

23 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2002(1)        2001(1)        2000(1)        1999(1)    1998(1)(2)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.06       $  11.69       $  11.19       $  13.07       $ 13.18
Income (Loss) From Operations:
--------------------------------------------------------------------------------------------------------------------
  Net investment income(3)                         0.56           0.68           0.67           0.67          0.70
  Net realized and unrealized gain (loss)(3)       0.83           0.38           0.50          (1.88)         0.30
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.39           1.06           1.17          (1.21)         1.00
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.59)         (0.69)         (0.67)         (0.66)        (0.74)
  Net realized gains                                 --             --             --             --         (0.37)
  Capital                                         (0.03)            --             --          (0.01)           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.62)         (0.69)         (0.67)         (0.67)        (1.11)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.83       $  12.06       $  11.69       $  11.19       $ 13.07
--------------------------------------------------------------------------------------------------------------------
Total Return                                      11.91%          9.28%         10.81%         (9.44)%        7.83%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $     70       $     39       $     20       $     19       $    19
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.47%          1.41%          1.47%          1.46%         1.54%
  Net investment income(3)                         4.61           5.60           6.00           5.52          5.22
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              52%            39%            77%           147%           32%
====================================================================================================================

Class Y Shares                                  2002(1)        2001(1)        2000(1)        1999(1)     1998(1)(2)
=====================================================================================================================
Net Asset Value, Beginning of Year             $  12.09       $  11.72       $  11.22       $  13.11       $ 13.19
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.67           0.78           0.77           0.76          0.82
  Net realized and unrealized gain (loss)(3)       0.82           0.37           0.49          (1.87)         0.29
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.49           1.15           1.26          (1.11)         1.11
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.68)         (0.78)         (0.76)         (0.77)        (0.82)
  Net realized gains                                 --             --             --             --         (0.37)
  Capital                                         (0.03)            --             --          (0.01)           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.71)         (0.78)         (0.76)         (0.78)        (1.19)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.87       $  12.09       $  11.72       $  11.22       $ 13.11
--------------------------------------------------------------------------------------------------------------------
Total Return                                      12.84%         10.07%         11.66%         (8.68)%        8.66%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    178       $    149       $    135       $    109       $    96
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.67%          0.68%          0.69%          0.68%         0.70%
  Net investment income(3)                         5.44           6.43           6.78           6.31          6.07
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              52%            39%            77%           147%           32%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended December 31, 2001, the net investment income, net realized and unrealized gain and ratio of net investment income to average net assets for Class L shares would have been $0.69, $0.37 and 5.65%, respectively. For Class Y shares, ratio of net investment income to average net assets would have been 6.49%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

24 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                             /s/ KPMG LLP


New York, New York
February 12, 2003

25 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Investment Grade Bond Fund ("Portfolio") are managed under the direction of the Smith Barney Investment Funds Inc.'s Board of Directors. Information pertaining to the Directors and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about the Portfolio's Directors and Officers and is available, without charge, upon request by calling the Portfolio's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                     Number of
                                                  Term of                                            Portfolios
                                                Office* and         Principal                       in the Fund         Other
                                Position(s)      Length of        Occupation(s)                       Complex        Directorships
                                 Held with         Time            During Past                       Overseen          Held by
Name, Address and Age               Fund          Served            Five Years                       by Director       Director
------------------------------------------------------------------------------------------------------------------------------------
Non-Interested
Directors:

Paul Ades                         Director          Since     Partner in Law Firm Paul R. Ades,      16                N/A
Paul R. Ades, PLLC                                  1994      PLLC; Partner in Law Firm of
181 West Main Street, Suite C                                 Murov & Ades, Esq.
Babylon, NY 11702
Age 62

Herbert Barg                      Director          Since     Retired                                44                N/A
1460 Drayton Lane                                   1994
Wynewood, PA 19096
Age 79

Dwight B. Crane                   Director          Since     Professor, Harvard Business School     50                N/A
Harvard Business School                             1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Frank G. Hubbard                  Director          Since     President of Avatar International,     16                N/A
Avatar International, Inc.                          1993      Inc. (Business Development)
87 Whittredge Road                                            (Since 1998) Vice President of
Summit, NJ 07901                                              S&S Industries (Chemical
Age 65                                                        Distribution) (1995-1998)

Jerome H. Miller                  Director          Since     Retired                                16                N/A
c/o R. Jay Gerken                                   1998
Salomon Smith Barney ("SSB")
New York, NY 10022
Age 64

Ken Miller                        Director          Since     President of Young Stuff               16                N/A
Young Stuff Apparel Group, Inc.                     1994      Apparel Group Inc.
930 Fifth Avenue
New York, NY 10021
Age 61

26  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                  Term of                                          Portfolios
                                                Office* and         Principal                      in the Fund         Other
                                Position(s)      Length of          Occupation(s)                   Complex        Directorships
                                 Held with         Time             During Past                     Overseen          Held by
Name, Address and Age               Fund          Served            Five Years                     by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken**                 Chairman,         Since     Managing Director of Salomon Smith           227              N/A
SSB                             President         2002      Barney Inc. ("SSB"); Chairman,
399 Park Avenue, 4th Floor      and Chief                   President and Chief Executive
New York, NY 10022              Executive                   Officer of Smith Barney Fund
Age 51                          Officer                     Management LLC ("SBFM"), Travelers
                                                            Investment Adviser, Inc. ("TIA")
                                                            and Citi Fund Management Inc.

Officers:

Lewis E. Daidone                Senior Vice       Since     Managing Director of SSB; Former             N/A              N/A
SSB                             President         2000      Chief Financial Officer and
125 Broad Street, 11th Floor    and Chief                   Treasurer of mutual funds affiliated
New York, NY 10004              Administrative              with Citigroup Inc.; Director and
Age 45                          Officer                     Senor Vice President of SBFM and TIA

Richard L. Peteka               Chief Financial   Since     Director and Head of Internal                N/A              N/A
SSB                             Officer and       2002      Control for Citigroup Asset Management
125 Broad Street, 11th Floor    Treasurer                   U.S. Mutual Fund Administration from
New York, NY 10004                                          1999-2002; Vice President, Head of
Age 41                                                      Mutual Fund Administration and
                                                            reasurer of Oppenheimer Capital from
                                                            1996-1999

David Torchia                   Vice President    Since     Managing Director of SSB                     N/A              N/A
SSB                             and Investment    2002
399 Park Avenue                 Officer
New York, NY 10022
Age 42

Gerald J. Culmone               Vice President    Since     Director of SSB                              N/A              N/A
SSB                             and Investment    2002
399 Park Avenue                 Officer
New York, NY10022
Age 38

Kaprel Ozsolak                  Controller        Since     Vice President of SSB                        N/A              N/A
SSB                                               2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor              Secretary         Since     Managing Director of SSB;                    N/A              N/A
SSB                                               1993      General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------
* Each Director and officer serves until his or her respective successor had been duly elected and qualified.

** Mr. Gerken is an "interested director" of the Portfolio as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

27 Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2002:

..    A total of 5.64% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

28  Smith Barney Investment Grade Bond Fund | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
  SMITH BARNEY
INVESTMENT GRADE
   BOND FUND
--------------------------------------------------------------------------------

DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken, Chairman
Frank G. Hubbard
Jerome Miller
Ken Miller

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

David Torchia
Vice President and
Investment Officer

Gerald J. Culmone
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
02940-9662

Smith Barney Investment Grade Bond Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0317 2/03                                                              03-4487